                                               REGISTRATION NO. 2-83631/811-3738

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

                                       Pre-Effective Amendment No.          [ ]
                                       Post-Effective Amendment No. 35      [X]

                                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

                                Amendment No. 36                            [X]
--------------------------------------------------------------------------------
                                 VALIC Company I
                (formerly known as North American Funds Variable
                 Product Series I) (EXACT NAME OF REGISTRANT AS
                              SPECIFIED IN CHARTER)

                              NORI L. GABERT, ESQ.
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713.831.5165)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          THE CORPORATION TRUST COMPANY
                              300 East Lombard St.
                            Baltimore, Maryland 21202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Copy to:
                              DAVID M. LEAHY, ESQ.
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on March 15, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019


                                 March 15, 2002

                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate Funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

As of January 1, 2002, the name of each Fund changed, and one new Fund has been added. Here is a list of the old and new names for the Funds and the new Fund.

OLD NAME                                                                   NEW NAME
NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I                         VALIC COMPANY I
----------------------------------------------                ----------------------------------
North American -- AG Asset Allocation Fund                    Asset Allocation Fund
North American -- AG Capital Conservation Fund                Capital Conservation Fund
North American -- AG Government Securities Fund               Government Securities Fund
North American -- AG Growth & Income Fund                     Growth & Income Fund
North American -- AG International Equities Fund              International Equities Fund
North American -- AG International Government Bond Fund       International Government Bond Fund
North American -- AG MidCap Index Fund                        Mid Cap Index Fund
North American -- AG 1 Money Market Fund                      Money Market I Fund
North American -- AG Nasdaq-100(R) Index Fund                 Nasdaq-100(R) Index Fund
North American -- AG Small Cap Index Fund                     Small Cap Index Fund
North American -- AG Social Awareness Fund                    Social Awareness Fund
North American -- AG Stock Index Fund                         Stock Index Fund
North American Core Equity Fund                               Core Equity Fund
North American -- American Century Income & Growth Fund       Income & Growth Fund
North American -- American Century International Growth Fund  International Growth I Fund
North American -- Founders Large Cap Growth Fund              Large Cap Growth Fund
North American -- Founders/T. Rowe Price Small Cap Fund       Small Cap Fund
North American -- Putnam Opportunities Fund                   Opportunities Fund
North American -- T. Rowe Price Blue Chip Growth Fund         Blue Chip Growth Fund
North American -- T. Rowe Price Health Sciences Fund          Health Sciences Fund
North American -- T. Rowe Price Science & Technology Fund     Science & Technology Fund
N/A                                                           Value Fund (new Fund)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     4
ABOUT THE FUNDS.............................................     4
FUND FACT SHEETS............................................     5
  Asset Allocation Fund.....................................     5
  Blue Chip Growth Fund.....................................     7
  Capital Conservation Fund.................................     9
  Core Equity Fund..........................................    11
  Government Securities Fund................................    12
  Growth & Income Fund......................................    13
  Health Sciences Fund......................................    14
  Income & Growth Fund......................................    16
  International Equities Fund...............................    18
  International Government Bond Fund........................    20
  International Growth I Fund...............................    22
  Large Cap Growth Fund.....................................    24
  Mid Cap Index Fund........................................    25
  Money Market I Fund.......................................    27
  Nasdaq-100(R) Index Fund..................................    28
  Opportunities Fund........................................    30
  Science & Technology Fund.................................    31
  Small Cap Fund............................................    33
  Small Cap Index Fund......................................    35
  Social Awareness Fund.....................................    37
  Stock Index Fund..........................................    39
  Value Fund................................................    41
INVESTMENT GLOSSARY.........................................    42
  American Depositary Receipts..............................    42
  Asset-Backed Securities...................................    42
  Derivatives...............................................    42
  Diversification...........................................    42
  Equity Securities.........................................    42
  Exchange Traded Funds.....................................    42
  Fixed Income Securities...................................    42
  Foreign Currency..........................................    43
  Foreign Securities........................................    43
  Illiquid Securities.......................................    43
  Lending Portfolio Securities..............................    43
  Loan Participations.......................................    44
  Money Market Securities...................................    44
  Mortgage-Related Securities...............................    44
  Repurchase Agreements.....................................    44
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    45
  Temporary Defensive Investment Strategy...................    45
  When-Issued Securities....................................    45

TOPIC                                                          PAGE
-----                                                          ----
ABOUT PORTFOLIO TURNOVER....................................    45
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    45
  Investment Adviser........................................    45
  Investment Sub-Advisers...................................    46
     AIG Global Investment Corp. ...........................    46
     American Century Investment Management, Inc. ..........    47
     Founders Asset Management LLC..........................    49
     Putnam Investment Management, LLC......................    49
     SunAmerica Asset Management Corp. .....................    50
     T. Rowe Price Associates, Inc. ........................    51
     WM Advisors, Inc. .....................................    53
     Wellington Management Company, LLP.....................    54
ACCOUNT INFORMATION.........................................    55
  Series Company Shares.....................................    55
  Buying and Selling Shares.................................    55
  How Shares are Valued.....................................    55
  Dividends and Capital Gains...............................    55
  Tax Consequences..........................................    55
FINANCIAL HIGHLIGHTS........................................    56

WELCOME
--------------------------------------------------------------------------------


This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.



Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates.


All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------


The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.


Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

ASSET ALLOCATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Fund tries to perform better than a blend of three market sectors measured by:

-  the Standard & Poor's ("S&P") 500 Index;

-  the Lehman Brothers Aggregate Bond Index; and

-  the Certificate of Deposit Primary Offering by New York City Banks, 30 Day
   Rate

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund's assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund's assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         55%
Intermediate and long-term bonds                           35%
High quality money market securities                       10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting investments that it expects will participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

As of May 31, 2001, the Fund's assets were invested as follows:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                       52.30%
Intermediate and long-term bonds                         35.48%
High quality money market securities                     12.22%*

------------
* After taking the contract value of futures positions into consideration.

INVESTMENT RISK

The Fund allocates its assets using an asset allocation model. The model seeks the best return from three types of securities. A part of that program also tries to reduce risk.

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


1992                                            (0.73)%
1993                                             9.28%
1994                                            (1.31)%
1995                                            24.79%
1996                                            11.09%
1997                                            22.62%
1998                                            18.37%
1999                                            11.76%
2000                                            (2.50)%
2001                                            (4.21)%


Best quarter:  11.29%, quarter ending June 30, 1997

Worst quarter:  -7.04%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index and a Model Benchmark, which is a blended index of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Certificate of Deposit Primary Offering to New York City Banks, 30 Day Rate, for the periods shown. The percentages of each index included in the Model Benchmark may differ from the percentages their respective asset classes represent in the Fund's investment portfolio.


---------------------------------------------------------------
AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                            -4.21%    8.66%      8.44%
S&P 500 Index                      -11.88%   10.70%     12.94%
Model Benchmark                     -3.22%    9.31%     10.29%
---------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

BLUE CHIP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 65% of total assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings. The sub-adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The sub-adviser's investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.


The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.


While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                           (14.26)%


Best quarter:  13.69%, quarter ending December 31, 2001

Worst quarter:  -16.91%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (11/1/2000)
-----------------------                -------   ---------------
The Fund                               -14.26%       -17.43%
S&P 500 Index                          -11.88%       -16.02%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

CAPITAL CONSERVATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT STRATEGY
The Fund invests in high quality bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, the sub-adviser may use a small part of the Fund's assets to make some higher risk investments.

The Fund invests at least 75% the Fund's total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. The Fund purchases bonds that are rated at least Baa by Moody's Investor Services, Inc. ("Moody's") or another rating organization. See the Statement of Additional Information for a detailed description of the ratings. U.S. Government securities are securities issued or guaranteed by the U.S. Government, which are supported by (i) the full faith and credit of the U.S. Government; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing government agency; or (iv) the discretionary authority of the U.S. Government or GNMA to purchase certain obligations of the agency.

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


1992                                              8.63%
1993                                             11.99%
1994                                             (6.11)%
1995                                             20.78%
1996                                              1.76%
1997                                              8.57%
1998                                              7.38%
1999                                             (0.42)%
2000                                              9.19%
2001                                              7.78%


Best quarter:  6.91%, quarter ending June 30, 1995

Worst quarter:  -4.55%, quarter ending March 31, 1994

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2001              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             7.78%     6.44%     6.73%
Lehman Bros. Agg. Bond Index         8.42%     7.43%     7.23%
----------------------------------------------------------------


The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

CORE EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS

WM Advisors, Inc.

Wellington Management Company, LLP

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

INVESTMENT STRATEGY

The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stock.


The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

- Top Down Sector Analysis. The sub-adviser analyzes the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

- Bottom Up Security Selection. Bottom up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management Company, LLP assumed sub-advisory duties September 1, 1999. WM Advisors, Inc. was added as a co-sub-adviser effective January 1, 2002. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


1995                                             47.86%
1996                                             19.37%
1997                                             21.00%
1998                                             18.14%
1999                                              7.39%
2000                                             (6.29)%
2001                                            (15.27)%


Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  -20.82%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.


----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -15.27%    4.04%        10.62%
S&P 500 Index                -11.88%   10.70%        15.01%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

GOVERNMENT SECURITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY

The Fund primarily invests in intermediate and long-term U.S. Government and government sponsored investments. The Fund may also use up to 20% of its assets to make high quality foreign investments payable in U.S. dollars.



The Fund invests at least 80% of assets in debt securities issued or guaranteed by the U.S. Government, asset-backed securities, or high quality domestic money market securities. U.S. Government securities are securities issued or guaranteed by the U.S. Government, which are supported by (i) the full faith and credit of the U.S. Government; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing government agency; or (iv) the discretionary authority of the U.S. Government or GNMA to purchase certain obligations of the agency. The Fund may invest up to 25% of total assets in mortgage-backed securities.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)

1992                                             7.21%
1993                                            10.80%
1994                                            (4.49)%
1995                                            17.48%
1996                                             1.91%
1997                                             8.91%
1998                                             8.96%
1999                                            (2.78)%
2000                                            12.90%
2001                                             6.78%


Best quarter:  6.47%, quarter ending September 30, 1991

Worst quarter:  -3.75%, quarter ending March 31, 1994

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Government Bond Index for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2001              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             6.78%     6.82%     6.57%
Lehman Bros. Govt. Bond Index        7.24%     7.40%     7.14%
----------------------------------------------------------------


The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

GROWTH & INCOME FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)

1995                                             31.86%
1996                                             23.32%
1997                                             23.83%
1998                                             14.56%
1999                                             22.83%
2000                                            (10.86)%
2001                                            (10.08)%


Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.


----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -10.08%    6.91%        11.28%
S&P 500 Index                -11.88%   10.70%        15.01%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

HEALTH SCIENCES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The Fund pursues long-term capital appreciation by normally investing at least 80% of assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large-and mid-capitalization companies.


The Fund's sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.


The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.


While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of any one company could impact a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund's share price include:

-  increased competition within the health care industry;

-  changes in legislation or government regulations;

-  reductions in government funding;

-  product liability or other litigation; and

-  the obsolescence of popular products.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

company. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                            (8.18)%


Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  -24.27%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (11/1/2000)
-----------------------                -------   ---------------
The Fund                                -8.18%        -6.90%
S&P 500 Index                          -11.88%       -16.02%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INCOME & GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc.

INVESTMENT OBJECTIVE
The Fund seeks dividend growth, current income and capital appreciation by investing in common stocks. Current income is a secondary consideration.

INVESTMENT STRATEGY
The Fund's sub-adviser utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the U.S. (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, as well as other factors. To measure growth, the sub-adviser uses, among others, the rate of growth of a company's earnings and changes in the earnings estimates for a company.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer model to build a portfolio of stocks, from the ranking described earlier, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than the S&P 500 Index, without taking on significant additional risk. If the stocks that make up the S&P 500 Index do not have a high dividend yield, then the Fund may not have a high dividend yield.

The sub-adviser does not attempt to time the market. Instead, the sub-adviser intends to keep the Fund fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest in securities other than stocks, such as convertible securities, foreign securities, short-term instruments and non-leveraged stock index futures contracts and other securities. Stock index futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy to help manage the risk of these types of investments.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                            (8.37)%


Best quarter:  10.29%, quarter ending December 31, 2001

Worst quarter:  -13.45%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (12/8/2000)
-----------------------                -------   ---------------
The Fund                                -8.37%        -9.71%
S&P 500 Index                          -11.88%       -14.21%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of about 300 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.


The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the EAFE Index. It may invest up to 20% of assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the MSCI EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)




1992                                            (13.42)%
1993                                             29.87%
1994                                              7.98%
1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%


Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -15.01%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.


---------------------------------------------------------------
AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -21.97%    0.24%     3.81%
EAFE Index                         -21.44%    0.89%     4.46%
---------------------------------------------------------------



The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

INTERNATIONAL GOVERNMENT BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.


Under normal circumstances, at least 80% of the assets of the Fund must be government issued, sponsored, or guaranteed. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.


The Fund will use a blend of the JP Morgan Government Bond Index Plus and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of lower rated fixed-income securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of its benchmark index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


1992                                              2.99%
1993                                             14.20%
1994                                              4.46%
1995                                             18.81%
1996                                              4.40%
1997                                             (4.84)%
1998                                             17.10%
1999                                             (5.95)%
2000                                             (3.86)%
2001                                             (1.88)%


Best quarter:  13.39%, quarter ending March 31, 1995

Worst quarter:  -6.97%, quarter ending December 31, 1992

This table compares the Fund's average annual returns to the returns of the new blended index (see below) and the old benchmark index, Salomon Brothers Non-U.S. Dollar World Government Bond Index, for the periods shown.


---------------------------------------------------------------
AS OF DECEMBER 31, 2001             1 YEAR   5 YEARS   10 YEARS
-----------------------             ------   -------   --------
The Fund                            -1.88%   -0.23%     4.18%
Salomon Bros. Index                 -3.62%    0.01%     4.62%
Blended Index                       -0.69%    4.26%       N/A*
---------------------------------------------------------------


* (indices incepted 12/31/1993)

Effective June 1, 2001, the Fund selected a blended index as its benchmark for index comparison purposes, rather than the Salomon Brothers Non-U.S. Dollar World Government Bond Index. The new index is a blend of 70% JP Morgan Government Bond Index Plus and 30% JP Morgan Emerging Markets Bond Index Plus. The blended index better matches the asset and country composition of the Fund, and will better align the goals of the Fund with its benchmark index.

The JP Morgan Government Bond Index Plus measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues. The Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

INTERNATIONAL GROWTH I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc.

INVESTMENT OBJECTIVE
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

INVESTMENT STRATEGIES
The Fund's sub-adviser uses a growth strategy it developed to invest in stocks of companies they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the Fund sub-adviser looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The sub-adviser use a bottom-up approach to select stocks to buy for the Fund. That means the sub-adviser first looks for strong, growing companies to invest in, rather than simply buying any company in a growing industry or sector. The sub-adviser tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the Fund sub-adviser select or decide to continue to hold the stocks of companies they believe will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the Fund sub-adviser believes that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the Fund sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The Fund sub-adviser does not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund can purchase other types of securities, when the sub-adviser believes it is prudent. The Fund may invest a portion of its assets in convertible securities, short-term securities, non-leveraged stock index futures contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities. Stock index futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund's assets by investing in a derivative security.

In determining whether a company is foreign, the Fund sub-adviser will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East ("EAFE") Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                 [(BAR CHART)]




2001                                           (26.03)%


Best quarter:  3.61%, quarter ending December 31, 2001

Worst quarter:  -16.43%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the MSCI EAFE Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (12/8/2000)
-----------------------                -------   ---------------
The Fund                               -26.03%       -25.27%
EAFE Index                             -21.44%       -19.69%
----------------------------------------------------------------



The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

LARGE CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY

The Fund pursues long-term growth by normally investing at least 80% of its assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                         (23.19)%


Best quarter:  13.51%, quarter ending December 31, 2001

Worst quarter:  -21.74%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (12/8/2000)
-----------------------                -------   ---------------
The Fund                               -23.19%       -29.56%
S&P 500 Index                          -11.88%       -14.21%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the S&P MidCap 400(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400(R) Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.


Under normal circumstances, at least 80% of the Fund's assets are invested in stocks that are in the S&P MidCap 400(R) Index. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of assets in investments that are not in the S&P 400 MidCap(R) Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.


Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the S&P MidCap 400(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


1992                                              9.90%
1993                                             12.90%
1994                                             (3.74)%
1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%


Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.61%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400 Index for the periods shown.


---------------------------------------------------------------
AS OF DECEMBER 31, 2001             1 YEAR   5 YEARS   10 YEARS
-----------------------             ------   -------   --------
The Fund                            -0.94%   15.78%     14.44%
S&P MidCap 400 Index                -0.61%   16.11%     15.02%
---------------------------------------------------------------


The S&P MidCap 400 Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


1992                                              3.24%
1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%


Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.49%, quarter ending December 31, 2001

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.


----------------------------------------------------------------
AS OF DECEMBER 31, 2001              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             3.68%     4.95%     4.50%
30 Day CD Rate                       2.90%     4.33%     4.04%
----------------------------------------------------------------


For more current yield and return information, please call 1-800-448-2542.

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100 Index(R).

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Nasdaq-100 Index(R) (the "Index"). The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.


The sub-adviser invests, under normal circumstances, at least 80% of the Fund's assets in companies that are listed in the Index. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.


The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Nasdaq-100 Index(R). The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Nasdaq-100 Index(R) is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

company as it attempts to mirror the securities and weightings of the Nasdaq-100 Index(R). Therefore, gains or losses on a single stock may have a greater impact on the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100 Index(R). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                            (32.48)%


Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001


This table compares the Fund's average annual returns to the returns of the Nasdaq-100 Index(R) for the periods shown.

------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (10/1/2000)
-----------------------                -------   ---------------
The Fund                               -32.48%       -47.43%
Nasdaq-100 Index                       -32.62%       -47.91%
----------------------------------------------------------------



The Nasdaq-100 Index(R) represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.


More about the Nasdaq-100 Index(R): To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.


The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.


THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

OPPORTUNITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investments in common stocks.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks (those the sub-adviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests in a relatively small number of companies that the sub-adviser believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment.

The sub-adviser considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may also invest in securities of foreign issuers.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                            (30.47)%


Best quarter:  13.87%, quarter ending December 31, 2001

Worst quarter:  -27.18%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (10/1/2000)
-----------------------                -------   ---------------
The Fund                               -30.47%       -38.03%
S&P 500 Index                          -11.88%       -15.31%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Some of the industries likely to be included in the portfolio are:


- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials; and

- defense and aerospace.


While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. All percentages are calculated at the time of purchase.


Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Tech Company Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%


Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.


----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -41.18%    2.57%        13.40%
S&P 500 Index                -11.88%   10.70%        15.01%
----------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Founders Asset Management LLC
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in stocks of small companies. A company is considered a "small" company if its total market value (capitalization) is $2.5 billion or less. This range may fluctuate depending on changes in the value of the stock market as a whole. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.


Stock selection may reflect either a growth or a value investment approach. For example, if a company's price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

While most assets will be invested in U.S. common stocks, other securities may be purchased, including futures and options, in keeping with Fund objectives.

Founders Asset Management LLC and T. Rowe Price Associates, Inc. each manage a portion of the Fund. As of December 31, 2001, Founders managed approximately 42% and T. Rowe Price managed approximately 58% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means

SMALL CAP FUND
--------------------------------------------------------------------------------

that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


2001                                            (5.01)%


Best quarter:  22.61%, quarter ending December 31, 2001

Worst quarter:  -21.46%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.
------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                 1 YEAR     (12/8/2000)
-----------------------                 ------   ---------------
The Fund                                -5.01%       -8.40%
Russell 2000 Index                       2.49%        3.36%
----------------------------------------------------------------


The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2001, the average market capitalization was approximately $530 million. The largest company had an approximate market capitalization of $1.4 billion.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Russell 2000(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Russell 2000(R) Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.


The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the Russell 2000(R) Index, and up to 20% in investments that are not part of the Russell 2000(R) Index, including common stock, related securities, illiquid securities, and high quality money market securities. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.


Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Russell 2000(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)

1993                                            15.93%
1994                                            (3.33)%
1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%


Best quarter:  20.88%, quarter ending December 31, 2001

Worst quarter:  -20.85%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.


-------------------------------------------------------------------
                                                    SINCE INCEPTION
AS OF DECEMBER 31, 2001         1 YEAR    5 YEARS     (5/1/1992)
-----------------------         ------    -------   ---------------
The Fund                        2.00%      7.49%        10.65%
Russell 2000(R) Index           2.49%      7.52%        11.50%
-------------------------------------------------------------------


The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2001, the average market capitalization was approximately $530 million. The largest company had an approximate market capitalization of $1.4 billion.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

SOCIAL AWARENESS FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

The Fund does not invest in companies that are significantly engaged in:

-  the production of nuclear energy;

-  the manufacture of military weapons or delivery systems;

-  the manufacture of alcoholic beverages or tobacco products;

-  the operation of gambling casinos; or

- business practices or the production of products that significantly pollute the environment.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of assets in the common stocks of U.S. companies meeting the Fund's social criteria. The Fund may invest up to 20% in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.


To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Investor Responsibility Research Center (IRRC), and special magazines and papers that publish this type of information.

Since the Fund's definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)


1992                                             3.35%
1993                                             7.91%
1994                                            (1.44)%
1995                                            38.96%
1996                                            23.99%
1997                                            33.85%
1998                                            27.30%
1999                                            18.64%
2000                                           (10.37)%
2000                                           (11.38)%


Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  -13.61%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------


AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -11.38%    9.94%     11.76%
S&P 500 Index                      -11.88%   10.70%     12.94%
---------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the S&P 500(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.


The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the S&P 500 Index, and up to 20% in investments that are not in the S&P 500 Index, including common stock and related securities, and high quality money market securities. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.


Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.


                                  (BAR CHART)

1992                                             6.66%
1993                                             9.87%
1994                                             0.70%
1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%


Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -14.75%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------


AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -12.20%   10.40%     12.55%
S&P 500 Index                      -11.88%   10.70%     12.94%
---------------------------------------------------------------


The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC

INVESTMENT OBJECTIVE
The Value Fund seeks capital growth and current income.

INVESTMENT STRATEGY
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

The sub-adviser will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities and debt instruments, and securities of foreign issuers.

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
Performance is not shown because the Fund has not been in operation for a full calendar year.

INVESTMENT GLOSSARY

--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.


Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.


DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.


DIVERSIFICATION

Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.


Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.


EXCHANGE TRADED FUNDS ("ETFS")

These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.


FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

--------------------------------------------------------------------------------


Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.


Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.


FOREIGN SECURITIES

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.


There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.


LENDING PORTFOLIO SECURITIES

Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

--------------------------------------------------------------------------------

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.


MONEY MARKET SECURITIES

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.


Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

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The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.


In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.


If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.


WHEN-ISSUED SECURITIES


When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.



ABOUT PORTFOLIO TURNOVER

--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency

--------------------------------------------------------------------------------

fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.


INVESTMENT SUB-ADVISERS

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.


According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.


The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.


The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.


THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
FOUNDERS ASSET MANAGEMENT LLC
PUTNAM INVESTMENT MANAGEMENT, LLC
SUNAMERICA ASSET MANAGEMENT CORP.
T. ROWE PRICE ASSOCIATES, INC.
WM ADVISORS, INC.
WELLINGTON MANAGEMENT COMPANY, LLP

Asset Allocation Fund
Capital Conservation Fund
Government Securities Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100 Index Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038


AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & CO., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). As of September 30, 2001, AIGGIG and its affiliated asset managers ("AIG Global") had $303.2 billion in assets under management. AIG Global manages third-party institutional, retail and private equity fund assets on a global basis.

--------------------------------------------------------------------------------

Teams make investment decisions for several Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.


Investment decisions for the Mid Cap Index, Small Cap Index, Nasdaq-100 Index, Social Awareness and Stock Index Funds are made by a team headed by Magali Azema-Barac, Portfolio Manager. Ms. Azema-Barac joined AIG Global in 2001 as Vice President and as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for USWest Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.


Investment decisions for the International Equities Fund are made by a team headed by Hans K. Danielsson, Senior Managing Director, Head of Global Equities. Mr. Danielsson is Senior Managing Director of AIG Global and is responsible for directing all listed equity activities worldwide. Mr. Danielsson joined AIG Global in early 1998 after five years with SE Banken Fonder, as CIO of International Equities. He has over twenty years experience in the industry including eight years with J.P. Morgan in London.

Investment decisions for the Asset Allocation, Capital Conservation and Government Securities Funds are made by a team headed by Richard A. Mercante, Managing Director -- Fixed Income. Mr. Mercante is a Vice President at AIG Global where he is the Head of Investment-Grade Government/ Corporate Bonds. He is also a Vice President and Chief Investment Officer of AIG's Domestic Life Companies. Additionally, Mr. Mercante is a member of AIG's Global Asset Allocation Committee where he participates in investment policy discussions and decisions. Mr. Mercante joined AIG Global's investment staff in 1994. Mr. Mercante holds a Chartered Financial Analyst designation, and is a member of the New York Society of Security Analysts and the Fixed Income Analyst Society.

Investment decisions for the International Government Bond Fund are made by a team headed by Douglas Jones. Mr. Jones is Director and Head of Fixed Income at AIG Global. He joined AIG Global in March 1999 from Gartmore where he managed multi-currency bond portfolios for a variety of Asian-based institutions, primarily central banks and corporations. Prior to that, he also managed UK pension fund and unit trust assets. Mr. Jones joined Gartmore (formerly County NatWest Investment Management) in 1991, initially as Global Bond and Currency Strategist and member of the Asset Allocation Committee.

Income & Growth Fund
International Growth I Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $93 billion in assets under management as of June 30, 2001.

The daily management of the Income & Growth Fund and the International Growth I Fund is directed by a team of portfolio managers. Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund's investment objective and strategy.

PRIOR PERFORMANCE OF THE AMERICAN CENTURY INCOME & GROWTH FUND
(as excerpted from the American Century Income & Growth Fund prospectus)

Income & Growth Fund's investment objective, policies, and strategies are substantially similar to those employed by American Century for the American Century Income & Growth Fund.

The historical performance information shown below is for a similar mutual fund, the Investor Class of the retail American Century Income & Growth Fund (since its inception in December of 1990), and not that of the Income & Growth Fund. The Income & Growth Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail American Century Income & Growth Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail American Century Income & Growth Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.

Investments made by the Income & Growth Fund may not be the same as those made by the retail American Century Income & Growth Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the American Century Income & Growth Fund and the Income & Growth Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the Income & Growth Fund.

--------------------------------------------------------------------------------


                                  (BAR CHART)

1992                                              7.87%
1993                                             11.31%
1994                                             (0.56)%
1995                                             36.87%
1996                                             24.15%
1997                                             34.45%
1998                                             27.67%
1999                                             17.96%
2000                                            (10.54)%
2001                                             (8.37)%


Best quarter:  22.18%, quarter ended December 31, 1998


Worst quarter:  -13.43%, quarter ended September 30, 2001


The table below compares the performance of the American Century Income & Growth Fund to that of the S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the Income & Growth Fund.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001



---------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
American Century Income & Growth
  Fund Investor Class               -8.37%   10.67%     12.91%
S&P 500 Index                      -11.88%   10.70%     12.94%
---------------------------------------------------------------


PRIOR PERFORMANCE OF THE AMERICAN CENTURY INTERNATIONAL GROWTH FUND
(as excerpted from the American Century International Growth Fund prospectus)

International Growth I Fund's investment objective, policies, and strategies are substantially similar to those employed by American Century for the American Century International Growth Fund.

The historical performance information shown below is for a similar mutual fund, the Investor Class of the retail American Century International Growth Fund, and not that of the International Growth I Fund. The International Growth I Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the American Century International Growth Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail American Century International Growth Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.

Investments made by the International Growth I Fund may not be the same as those made by the retail American Century International Growth Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the American Century International Growth Fund and the International Growth I Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the International Growth I Fund.


                                  (BAR CHART)

1992                                              4.84%
1993                                             42.65%
1994                                             (4.76)%
1995                                             11.89%
1996                                             14.43%
1997                                             19.72%
1998                                             19.01%
1999                                             64.44%
2000                                            (15.01)%
2001                                            (26.79)%


Best quarter:  48.19%, quarter ended December 31, 1999

Worst quarter:  -17.94%, quarter ended September 30, 1998


The table below compares the performance of the American Century International Growth Fund to that of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE") Index. The EAFE Index includes about 1,000 stocks from Europe, Australia and the Far East and is commonly used as a measure of international stock performance. No sales charges have been applied to the EAFE Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the International Growth I Fund.



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001



---------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
American Century International
  Growth Fund Investor Class       -26.79%    7.83%     10.27%
EAFE Index                         -21.44%   -5.05%      4.46%
---------------------------------------------------------------

--------------------------------------------------------------------------------

Small Cap Fund

FOUNDERS ASSET MANAGEMENT LLC ("FOUNDERS")
2930 East Third Avenue, Denver, Colorado 80206

Founders and its predecessor companies have operated as investment advisors since 1938, and serve a number of investment companies and private accounts. Founders is the growth specialist affiliate of The Dreyfus Corporation. As of June 30, 2001, Founders had more than $5.65 billion in its mutual fund portfolios.

Founders is the sub-adviser for a portion of the Small Cap Fund, and uses a manager and team system for day-to-day management of its portion. The team is composed of members of the investment department, including a portfolio manager, portfolio traders, and research analysts. Daily decisions on security selection for the Founders portion of the Fund are made by Robert T. Ammann, Vice President of Investments. Mr. Ammann is a Chartered Financial Analyst who has been portfolio manager of the Dreyfus Founders Discovery Fund since 1997. He also served as portfolio manager of Founders Frontier Fund from February 1999 until its merger with Discovery Fund in August 1999. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Mr. Ammann graduated from Colorado State University with a B.B.A., concentration in finance.

Opportunities Fund
Value Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109

Putnam has managed mutual funds since 1937, and, as of September 30, 2001, has over $286.22 billion in assets under management.

Day-to-day decisions and management of the Opportunities Fund's portfolio are made by C. Beth Cotner, CFA, Managing Director, Jeffrey R. Lindsey, CFA, Managing Director and Richard B. England, Senior Vice President. Ms. Cotner has been Managing Director of Putnam Investments and Manager of the Putnam Growth Opportunities Fund since 1998, and has been employed by Putnam since 1995. Mr. Lindsey has been employed by Putnam since 1994, and has worked with the Putnam Growth Opportunities Fund since 1996. Mr. England joined Putnam in 1992, and became part of the Putnam Growth Opportunities team in 1996.

The following officers of Putnam have primary responsibility for the day-to-day management of the Value Fund: David L. King, Managing Director since 1993 and employee of Putnam since 1983; Christopher G. Miller, Senior Vice President since 2000 and an employee of Putnam since 1998; Hugh H. Mullin, Senior Vice President since 1996 and an employee of Putnam since 1986. These officers also manage a similar Putnam retail mutual fund, Putnam Fund for Growth and Income.


PRIOR PERFORMANCE OF FUNDS SIMILAR TO THE OPPORTUNITIES FUND AND MANAGED BY
PUTNAM



The historical performance information shown below is of the Putnam Concentrated Growth Equity MF Composite (the "Composite"). Each of the four mutual funds in the Composite, one of which is the Opportunities Fund, has investment objectives, policies and strategies that are substantially similar to those of the Opportunities Fund.



The Opportunities Fund is sold in an insurance product only to registered and unregistered separate accounts of VALIC and its affiliates. The funds within the Composite are each managed in similar ways but the portfolio holdings and investments are different for each of the funds. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Thus, the historical performance information shown below will always be different for each fund within the Composite. Past performance shown below is no guarantee of similar future performance for any fund within the Composite.



The returns for the Composite shown are net of the management fee charged and other account fees and expenses, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. The inception date of the mutual funds in the Composite range from January 1, 1996 to October 2, 2000.



                                  (BAR CHART)

1996                                             25.07%
1997                                             29.22%
1998                                             46.48%
1999                                             50.21%
2000                                            (27.16)%
2001                                            (32.73)%



Best quarter:  35.84%, quarter ended 12/31/1999



Worst quarter:  -27.61%, quarter ended 3/31/2001

--------------------------------------------------------------------------------


The table below compares the performance of the Putnam Composite to that of the Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. No sales charges have been applied to the Index, and an investor cannot invest directly in them. As noted above, past performance is no guarantee of similar future performance for the Opportunities Fund.



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001



---------------------------------------------------------------------
                                                      SINCE INCEPTION
                                 ONE YEAR   5 YEARS     (10/31/95)
                                 --------   -------   ---------------
Putnam Composite                 -32.73%     6.86%        10.28%
Russell 1000 Growth Index        -22.42%     8.27%        11.10%
---------------------------------------------------------------------


PRIOR PERFORMANCE OF FUNDS SIMILAR TO THE VALUE FUND AND MANAGED BY PUTNAM


Because the Value Fund is a new offering, it has no investment performance record. The historical performance information shown below is of the Putnam Growth & Income Mutual Fund composite (the "Composite"). Each of the three mutual funds in the Composite has investment objectives, policies and strategies that are substantially similar to those of the Value Fund.



The Value Fund is sold in an insurance product only to registered and unregistered separate accounts of VALIC and its affiliates. The funds within the Composite are each managed in similar ways but the portfolio holdings and investments are different for each of the funds. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Thus, the historical performance information shown below will always be different for each fund within the Composite. Past performance shown below is no guarantee of similar future performance for any fund within the Composite or the new Value Fund.



The returns for the Composite shown are net of the management fee charged and other account fees and expenses and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. The inception date of the mutual funds in the Composite range from January 1, 1993 to October 1, 1998. The Value Fund's fees and expenses are generally expected to be higher than those reflected in the Composite, which would reduce performance.



                                  (BAR CHART)

1993                                             15.24%
1994                                              0.33%
1995                                             37.43%
1996                                             23.44%
1997                                             26.30%
1998                                             14.69%
1999                                              1.34%
2000                                              8.46%
2001                                             (6.20)%



Best quarter:  16.66%, quarter ended 12/31/1998



Worst quarter:  -10.79%, quarter ended 9/30/2001



AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING 12/31/01)



--------------------------------------------------------------------
                                                            SINCE
                                                          INCEPTION
                                      1 YEAR    5 YEARS   (12/31/92)
                                      -------   -------   ----------
Putnam Composite                       -6.20%    8.35%      12.69%
S&P 500 Index                         -11.88%   10.70%      13.54%
--------------------------------------------------------------------



The S&P 500 Index is an index of the stocks of 500 major large cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.


Growth & Income Fund
Large Cap Growth Fund
Money Market I Fund


SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")

722 Third Avenue, New York, New York 10017-3204


SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of December 31, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion in assets.


The Large Cap Growth Fund and the Growth & Income Fund are managed by a team, supervised by Francis D. Gannon. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo.


SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

--------------------------------------------------------------------------------

Small Cap Fund
Blue Chip Growth Fund

Health Sciences Fund

Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $158.6 billion of assets as of June 30, 2001. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.


Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an Investment Advisory Committee chaired by Michael P. Sola. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.


T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory
A. McCrickard, CFA. He has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1991. He has a B.A. from the University of Virginia and an M.B.A. from Dartmouth College.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the retail T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993. He has a B.A. from the University of Notre Dame (Summa cum laude) and an M.B.A. from Darden Graduate School of Business Administration at the University of Virginia (Shermet Scholar, highest honors).

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Dr. Jenner was elected chairman of the retail T. Rowe Price Health Sciences Fund committee in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995-1997, while on leave from the general surgery residency program at the Johns Hopkins Hospital, he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School. Dr. Jenner earned a B.S. from the University of Illinois (Summa cum laude), an M.D. from the Johns Hopkins School of Medicine, and a D. Phil. from Oxford University.


PRIOR PERFORMANCE OF FUNDS SIMILAR TO THE BLUE CHIP FUND AND MANAGED BY T. ROWE PRICE

Blue Chip Growth Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price for its retail T. Rowe Price Blue Chip Growth Fund, and two other variable annuity products, the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust. T. Rowe Price Associates, Inc. is the investment adviser for the retail T. Rowe Price Blue Chip Growth Fund, and the investment sub-adviser for the Blue Chip Growth Fund, the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust.

The historical performance information shown below has been excerpted from the prospectus of each of the above-mentioned products, and is not that of the Fund, Blue Chip Growth Fund. The Blue Chip Growth Fund, the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust are each sold as an annuity only to registered and unregistered separate accounts of insurance companies, while the retail T. Rowe Price Blue Chip Growth Fund is sold to the general public. The returns shown for the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. These additional charges would have lowered the returns shown.

The returns shown for the retail T. Rowe Price Blue Chip Growth Fund reflect investment management fees and other expenses of the retail fund and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. These additional charges would have lowered the returns shown.

Investments made by the Blue Chip Growth Fund may not be the same as the similar funds. Each of the Funds will have different performance results due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the Blue Chip Growth Fund.

--------------------------------------------------------------------------------

T. ROWE PRICE BLUE CHIP GROWTH FUND

(A fund that is similar to but not the same as the Blue Chip Growth Fund)


                                  (BAR CHART)

1994                                              0.80%
1995                                             37.90%
1996                                             27.75%
1997                                             27.56%
1998                                             28.84%
1999                                             20.00%
2000                                             (2.53)%
2001                                            (14.42)%


Best quarter:  24.71%, quarter ended December 31, 1998


Worst quarter:  -17.19%, quarter ended March 31, 2001



The table below compares the performance of the T. Rowe Price Blue Chip Growth Fund to that of the S&P 500 Index and the Lipper Large-Cap Growth Funds Average. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the Blue Chip Growth Fund.



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001



---------------------------------------------------------------
                                                        SINCE
                                                      INCEPTION
                                 ONE YEAR   5 YEARS   (6/30/93)
                                 --------   -------   ---------
T. Rowe Price Blue Chip Growth
  Fund                            14.42%    10.47%     15.24%
S&P 500 Index                     11.89%    10.70%     13.75%
Lipper Large-Cap Growth Funds
  Average                         22.95%     8.15%     11.01%
---------------------------------------------------------------


FORTIS SERIES FUND, INC. BLUE CHIP STOCK SERIES

(A fund that is similar to but not the same as the Blue Chip Growth Fund)


                                  (BAR CHART)

1997                                             27.00%
1998                                             28.07%
1999                                             19.88%
2000                                             (2.47)%
2001                                            (14.41)%


Best quarter:  24.38%, quarter ended December 31, 1998


Worst quarter:  -17.00%, quarter ended March 31, 2001


The table below compares the performance of the Fortis Series Fund, Inc. Blue Chip Stock Series to that of the S&P 500 Index. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the Blue Chip Growth Fund.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001



----------------------------------------------------------------
                                                 SINCE INCEPTION
                                      ONE YEAR     (5/1/1996)
                                      --------   ---------------
Fortis Series Fund, Inc. Blue Chip
  Stock Series                        -14.41%        11.91%
S&P 500 Index                         -11.89%        12.09%
----------------------------------------------------------------


MANUFACTURERS INVESTMENT TRUST BLUE CHIP GROWTH TRUST

(A fund that is similar to but not the same as the Blue Chip Growth Fund)

                                  (BAR CHART)


1993                                            (3.80)%
1994                                            (4.80)%
1995                                            26.50%
1996                                            25.90%
1997                                            26.90%
1998                                            28.50%
1999                                            19.40%
2000                                            (2.76)%
2001                                            (14.61)%


Best quarter:  24.80%, quarter ended December 31, 1998


Worst quarter:  -17.09%, quarter ended March 31, 2001

--------------------------------------------------------------------------------

The table below compares the performance of the Manufacturers Investment Trust Blue Chip Growth Trust to that of the S&P 500 Index. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the Blue Chip Growth Fund.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001



---------------------------------------------------------------
                                                      SINCE
                                                    INCEPTION
                              ONE YEAR   5 YEARS   (12/11/1992)
                              --------   -------   ------------
Manufacturers Investment
  Trust Blue Chip Growth
  Trust                       -14.61%    10.10%        9.85%
S&P 500 Index                 -11.89%    10.70%       13.53%
---------------------------------------------------------------



PRIOR PERFORMANCE OF A FUND SIMILAR TO THE HEALTH SCIENCES FUND AND MANAGED BY
T. ROWE PRICE (as excerpted from the T. Rowe Price Health Sciences Fund prospectus)


Health Sciences Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price for the T. Rowe Price Health Sciences Fund. T. Rowe Price Associates, Inc. is the investment adviser for the retail T. Rowe Price Health Sciences Fund, and the investment sub-adviser for the Health Sciences Fund.

The historical performance information shown below is for a similar mutual fund, the retail T. Rowe Price Health Sciences Fund, and not that of the Fund, Health Sciences Fund. The Health Sciences Fund is sold as an annuity only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail
T. Rowe Price Health Sciences Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail fund,
T. Rowe Price Health Sciences Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. These additional charges would have lowered the returns shown.

Investments made by the Health Sciences Fund may not be the same as those made by the T. Rowe Price Health Sciences Fund. Each of the Funds will have different performance results due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the Health Sciences Fund.

T. ROWE PRICE HEALTH SCIENCES FUND

(A fund that is similar to but not the same as the Health Sciences Fund)

                                  [BAR CHART]


1996                                            26.75%
1997                                            19.41%
1998                                            22.37%
1999                                             7.97%
2000                                            52.19%
2001                                            (5.97)%



Best quarter:  22.24%, quarter ended June 30, 2001



Worst quarter:  -25.39%, quarter ended March 31, 2001


The table below compares the performance of the T. Rowe Price Health Sciences Fund to that of the S&P 500 Index and the Lipper Health Biotech Fund Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the Health Sciences Fund.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001



----------------------------------------------------------------
                                                 SINCE INCEPTION
                             1 YEAR    5 YEARS    (12/29/1995)
                             -------   -------   ---------------
T. Rowe Price Health
  Sciences Fund               -5.97%    17.69%       19.14%
S&P 500 Index                -11.89%    10.70%       12.64%
Lipper Health/Biotechnology
  Fund Index                  12.76%    15.18%       15.99%
----------------------------------------------------------------


Core Equity Fund

WM ADVISORS, INC.

1201 Third Avenue, Seattle, Washington 98101



WM Advisors, Inc. has been in the business of investment management since 1944. It is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company. As of December 30, 2001, WM Advisors, Inc. had $11.6 billion in assets under management.


Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Officer, and Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager, manage the portion of Core Equity Fund for which WM Advisors, Inc. is responsible. Since February 1999, Mr. Yoakum has managed a team of

--------------------------------------------------------------------------------

investment professionals for several funds for WM Advisors, Inc. Prior to assuming these duties, Mr. Yoakum was Chief Investment Officer for D.A. Davison & Co. ("DADCO") for 2 years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company. Mr. Spencer has been employed by WM Advisors, Inc. and has managed several mutual funds since September 1999. Prior to that, Mr. Spencer was a portfolio manager and Senior Equity Analyst for Smoot, Miller, Cheney and Co. since 1985.

Core Equity Fund

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109


Since September 1, 1999, Wellington Management has been the sub-adviser for Core Equity. Wellington Management is an independent partnership owned entirely by 76 partners. As of December 31, 2001, Wellington Management managed approximately $311 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.


Matthew E. Megargel, Senior Vice President of Wellington Management, is a chartered financial analyst who serves as the portfolio manager for several funds. He has managed the Core Equity Fund since May 2001. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.


Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2001.



                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
             FUND NAME              DAILY NET ASSETS)
             ---------              ---------------------------
Asset Allocation Fund               0.50%
Blue Chip Growth Fund               0.80%(2)
Capital Conservation Fund           0.50%
Core Equity Fund                    0.80%
Government Securities Fund          0.50%
Growth & Income Fund                0.75%



                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
             FUND NAME              DAILY NET ASSETS)
             ---------              ---------------------------
Health Sciences Fund                1.00%(2)
Income & Growth Fund                0.77%(2)
International Equities Fund         0.35%
International Government Bond Fund  0.50%
International Growth I Fund         1.00%(2)
Large Cap Growth Fund(3)            1.00%(2)
Mid Cap Index Fund                  0.30%
Money Market I Fund                 0.50%
Nasdaq-100(R) Index Fund            0.40%(2)
Opportunities Fund                  0.95%(2)
Science & Technology Fund           0.90%
Small Cap Fund                      0.90%(2)
Small Cap Index Fund                0.35%
Social Awareness Fund               0.50%
Stock Index Fund                    0.26%
Value Fund(1)                       0.50% on first $250 million
                                    0.425% on next $250 million
                                    0.40% over $500 million


------------


(1) Commenced operations October 1, 2001.



(2)Annualized.



(3)Effective January 1, 2002, the advisory fee will be based on an annual rate of 0.95%.



The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below.


Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002 (through December 8, 2002 for those marked with an asterisk):


                                                EXPENSE
                                 MAXIMUM        BEFORE
             FUND                FUND EXPENSE   LIMITATION
             ----                ------------   ----------
Core Equity Fund                    0.85%         0.88%
Growth & Income Fund                0.85%         0.83%
Income and Growth Fund*             0.83%         0.98%
International Growth I Fund*        1.06%         1.37%
Large Cap Growth Fund*              1.06%         1.22%
Money Market I Fund                 0.60%         0.58%
Science & Technology Fund           1.00%         0.98%
Small Cap Fund                      0.95%         1.09%


The returns shown in the performance table and bar chart for each Fund would be lower if expenses were not limited.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates.


BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.


Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.


None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.


Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.


The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market I Fund pays dividends daily and all other Funds pay dividends quarterly.


Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized. Financial highlights are not shown for Value Fund since it is new.

ASSET ALLOCATION FUND(1)
--------------------------------------------------------------------------------


                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $  12.71        $  14.68     $  14.43     $  14.02     $  12.57     $  12.55
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.18            0.43         0.44         0.40         0.41         0.77
  Net realized & unrealized gain (loss) on
    securities                                         (0.57)          (0.79)        0.51         1.26         2.24         1.44
                                                   -----------------------------------------------------------------------------
  Total from investment operations                     (0.39)          (0.36)        0.95         1.66         2.65         2.21
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.18)          (0.43)       (0.44)       (0.40)       (0.41)       (0.78)
  Net realized gain (loss) on securities                  --           (1.18)       (0.26)       (0.85)       (0.79)       (1.41)
                                                   -----------------------------------------------------------------------------
  Total distributions                                  (0.18)          (1.61)       (0.70)       (1.25)       (1.20)       (2.19)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $  12.14        $  12.71     $  14.68     $  14.43     $  14.02     $  12.57
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                           (3.56)%(a)      (2.46)%       6.65%       12.23%       21.94%       15.89%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's)                 $194,587        $208,369     $236,804     $248,473     $200,099     $177,347
  Ratio of expenses to average net assets               0.61%(b)        0.58%        0.55%        0.57%        0.54%        0.57%
  Ratio of net investment income (loss) to
    average net assets                                  2.92%(b)        3.10%        2.98%        2.81%        3.02%        3.26%
  Portfolio turnover rate                                 19%            112%         162%         160%          24%         103%


------------

(1) The Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

(a) Total return is not annualized.


(b) Annualized.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------


                                              6 MONTH PERIOD
                                                  ENDED         NOVEMBER 1, 2000
                                               NOVEMBER 30,            TO
                                                   2001           MAY 31, 2001
                                              --------------    ----------------
NET ASSET VALUE
Net asset value, beginning of period             $  8.57            $ 10.00
                                                 -------------------------------
Income (loss) from Investment Operations
  Net investment income                               --               0.02
  Net realized & unrealized gain (loss) on
    securities                                     (0.69)             (1.43)
                                                 -------------------------------
  Total from investment operations                 (0.69)             (1.41)
                                                 -------------------------------
Distributions From:
  Net investment income                            (0.01)             (0.02)
  Net realized gain (loss) on securities              --                 --
                                                 -------------------------------
  Total distributions                              (0.01)             (0.02)
                                                 -------------------------------
Net Asset Value, end of period                   $  7.87            $  8.57
                                                 -------------------------------
TOTAL RETURN                                       (8.56)%(a)        (14.14)%
                                                 -------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's)              $18,201            $14,592
  Ratio of expenses to average net assets           1.10%(b)           0.88%
  Ratio of net investment income (loss) to
    average net assets                             (0.09)%(b)          0.31%
  Portfolio turnover rate                             30%                70%


CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------


                                                      6 MONTH PERIOD
                                                          ENDED                         FISCAL YEAR ENDED MAY 31,
                                                       NOVEMBER 30,      -------------------------------------------------------
                                                           2001           2001        2000        1999        1998        1997
                                                      --------------     -------     -------     -------     -------     -------
NET ASSET VALUE
Net asset value, beginning of period                     $  9.34         $  8.78     $  9.39     $  9.68     $  9.31     $  9.23
                                                         -----------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                     0.27            0.58        0.62        0.60        0.61        0.62
  Net realized & unrealized gain (loss) on
    securities                                              0.17            0.56       (0.61)      (0.29)       0.37        0.08
                                                         -----------------------------------------------------------------------
  Total from investment operations                          0.44            1.14        0.01        0.31        0.98        0.70
                                                         -----------------------------------------------------------------------
Distributions From:
  Net investment income                                    (0.27)          (0.58)      (0.62)      (0.60)      (0.61)      (0.62)
  Net realized gain (loss) on securities                      --              --          --          --          --          --
                                                         -----------------------------------------------------------------------
  Total distributions                                      (0.27)          (0.58)      (0.62)      (0.60)      (0.61)      (0.62)
                                                         -----------------------------------------------------------------------
Net Asset Value, end of period                           $  9.51         $  9.34     $  8.78     $  9.39     $  9.68     $  9.31
                                                         -----------------------------------------------------------------------
TOTAL RETURN                                                4.24%(a)       13.35%       0.13%       3.25%      10.76%       7.75%
                                                         -----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                      $70,869         $56,560     $50,525     $63,131     $63,654     $66,747
  Ratio of expenses to average net assets                   0.62%(b)        0.58%       0.55%       0.60%       0.54%       0.57%
  Ratio of net investment income (loss) to average
    net assets                                              5.79%(b)        6.35%       6.73%       6.24%       6.32%       6.59%
  Portfolio turnover rate                                     36%            418%        144%         41%         14%         45%


------------


(a) Total return is not annualized.


(b) Annualized.

CORE EQUITY FUND
--------------------------------------------------------------------------------


                                            6 MONTH PERIOD
                                                ENDED                              FISCAL YEAR ENDED MAY 31,
                                             NOVEMBER 30,      ------------------------------------------------------------------
                                                 2001            2001          2000           1999           1998          1997
                                            --------------     --------     ----------     ----------     ----------     --------
NET ASSET VALUE
Net asset value, beginning of period           $  13.36        $  23.31     $    24.12     $    22.08     $    17.62     $  16.49
                                              -----------------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income (loss)                     0.03            0.04             --          (0.08)         (0.02)        0.02
  Net realized & unrealized gain (loss) on
    securities                                    (1.34)          (2.54)          0.20           3.13           4.82         1.45
                                              -----------------------------------------------------------------------------------
  Total from investment operations                (1.31)          (2.50)          0.20           3.05           4.80         1.47
                                              -----------------------------------------------------------------------------------
Distributions From:
  Net investment income                           (0.03)          (0.04)            --             --          (0.01)       (0.01)
  Net realized gain (loss) on securities             --           (7.41)         (1.01)         (1.01)         (0.33)       (0.33)
                                              -----------------------------------------------------------------------------------
  Total distributions                             (0.03)          (7.45)         (1.01)         (1.01)         (0.34)       (0.34)
                                              -----------------------------------------------------------------------------------
Net Asset Value, end of period                 $  12.02        $  13.36     $    23.31     $    24.12     $    22.08     $  17.62
                                              -----------------------------------------------------------------------------------
TOTAL RETURN                                     (10.25)%(a)     (11.62)%         0.96%         14.20%         27.41%        9.00%
                                              -----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)            $772,296        $913,980     $1,135,083     $1,271,034     $1,100,137     $747,654
  Ratio of expenses to average net assets          0.85%(b)        0.86%          0.85%          0.86%          0.84%        0.86%
  Ratio of expenses to average net assets
    before expense reductions                      0.92%(b)        0.88%          0.85%          0.86%          0.84%        0.86%
  Ratio of net investment income (loss) to
    average net assets                             0.46%(b)        0.24%          0.02%         (0.36)%        (0.11)%       0.09%
  Portfolio turnover rate                            20%             71%           134%            42%            43%          40%


GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


                                                   6 MONTH PERIOD
                                                       ENDED                          FISCAL YEAR ENDED MAY 31,
                                                    NOVEMBER 30,      ----------------------------------------------------------
                                                        2001            2001         2000         1999        1998        1997
                                                   --------------     --------     --------     --------     -------     -------
NET ASSET VALUE
Net asset value, beginning of period                  $  10.07        $   9.51     $   9.90     $  10.09     $  9.67     $  9.61
                                                     ---------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                   0.26            0.58         0.55         0.55        0.58        0.59
  Net realized & unrealized gain (loss) on
    securities                                            0.40            0.56        (0.39)       (0.19)       0.42        0.06
                                                     ---------------------------------------------------------------------------
  Total from investment operations                        0.66            1.14         0.16         0.36        1.00        0.65
                                                     ---------------------------------------------------------------------------
Distributions From:
  Net investment income                                  (0.26)          (0.58)       (0.55)       (0.55)      (0.58)      (0.59)
  Net realized gain (loss) on securities                    --              --           --           --          --          --
                                                     ---------------------------------------------------------------------------
  Total distributions                                    (0.26)          (0.58)       (0.55)       (0.55)      (0.58)      (0.59)
                                                     ---------------------------------------------------------------------------
Net Asset Value, end of period                        $  10.47        $  10.07     $   9.51     $   9.90     $ 10.09     $  9.67
                                                     ---------------------------------------------------------------------------
TOTAL RETURN                                              6.08%(a)       12.23%        1.74%        3.58%      10.60%       6.94%
                                                     ---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                   $139,474        $119,514     $100,648     $107,425     $92,120     $83,827
  Ratio of expenses to average net assets                 0.61%(b)        0.58%        0.55%        0.59%       0.54%       0.56%
  Ratio of net investment income to average net
    assets                                                5.10%(b)        5.83%        5.68%        5.46%       5.82%       6.11%
  Portfolio turnover rate                                   57%             84%         132%          39%         24%         38%


------------


(a) Total return is not annualized.


(b) Annualized.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------


                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $  14.84        $  21.04     $  21.53     $  19.91     $  16.87     $  14.78
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.05            0.11         0.15         0.06         0.08         0.10
  Net realized & unrealized gain (loss) on
    securities                                         (1.09)          (2.39)        1.96         3.17         3.25         2.38
                                                   -----------------------------------------------------------------------------
  Total from investment operations                     (1.04)          (2.28)        2.11         3.23         3.33         2.48
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.05)          (0.11)       (0.14)       (0.08)       (0.08)       (0.10)
  Net realized gain (loss) on securities                  --           (3.81)       (2.46)       (1.53)       (0.21)       (0.29)
                                                   -----------------------------------------------------------------------------
  Total distributions                                  (0.05)          (3.92)       (2.60)       (1.61)       (0.29)       (0.39)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $  13.75        $  14.84     $  21.04     $  21.53     $  19.91     $  16.87
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                           (7.50)%(a)     (10.91)%       9.67%       16.92%       19.87%       17.08%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $240,166        $267,487     $329,588     $296,885     $271,159     $209,545
  Ratio of expenses to average net assets               0.85%(b)        0.82%        0.80%        0.82%        0.80%        0.81%
  Ratio of expenses to average net assets
    before expense reductions                           0.86%(b)        0.83%        0.80%        0.82%        0.80%        0.81
  Ratio of net investment income to average net
    assets                                              0.60%(b)        0.62%        0.70%        0.29%        0.43%        0.70%
  Portfolio turnover rate                                 25%             65%          89%         102%          78%          45%


HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


                                              6 MONTH PERIOD
                                                  ENDED         NOVEMBER 1, 2000
                                               NOVEMBER 30,            TO
                                                   2001           MAY 31, 2001
                                              --------------    ----------------
NET ASSET VALUE
Net asset value, beginning of period             $  8.93            $ 10.00
                                                 -------------------------------
Income (loss) from Investment Operations
  Net investment income                            (0.02)              0.01
  Net realized & unrealized gain (loss) on
    securities                                      0.23              (1.07)
                                                 -------------------------------
  Total from investment operations                  0.21              (1.06)
                                                 -------------------------------
Distributions From:
  Net investment income                               --              (0.01)
  Net realized gain (loss) on securities              --                 --
                                                 -------------------------------
  Total distributions                                 --              (0.01)
                                                 -------------------------------
Net Asset Value, end of period                   $  9.14            $  8.93
                                                 -------------------------------
TOTAL RETURN                                        1.84%(a)         (10.60)%
                                                 -------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)              $45,372            $23,965
  Ratio of expenses to average net assets           1.22%(b)           1.08%
  Ratio of net investment income to average
    net assets                                     (0.61)%(b)         (0.03)%
  Portfolio turnover rate                             64%               158%


------------


(a) Total return is not annualized.


(b) Annualized.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------


                                             6 MONTH PERIOD
                                                 ENDED         DECEMBER 11, 2000
                                              NOVEMBER 30,            TO
                                                  2001           MAY 31, 2001
                                             --------------    -----------------
NET ASSET VALUE
Net asset value, beginning of period            $   9.61           $  10.00
                                               ---------------------------------
Income (loss) from Investment Operations
  Net investment income                             0.03               0.04
  Net realized & unrealized gain (loss) on
    securities                                     (0.89)             (0.40)
                                               ---------------------------------
  Total from investment operations                 (0.86)             (0.36)
                                               ---------------------------------
Distributions From:
  Net investment income                            (0.04)             (0.03)
  Net realized gain (loss) on securities              --                 --
                                               ---------------------------------
  Total distributions                              (0.04)             (0.03)
                                               ---------------------------------
Net Asset Value, end of period                  $   8.71           $   9.61
                                               ---------------------------------
TOTAL RETURN                                       (9.36)%(a)         (3.60)%
                                               ---------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)             $240,789           $261,303
  Ratio of expenses to average net assets           0.83%(b)           0.83%
  Ratio of expenses to average net assets
    before expense reductions                       0.98%(b)           0.87%
  Ratio of net investment income to average
    net assets                                      0.84%(b)           0.79%
  Portfolio turnover rate                             31%                72%


INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------


                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   8.78        $  12.55     $  11.32     $  11.95     $  11.44     $  11.15
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.03            0.12         0.15         0.22         0.23         0.20
  Net realized & unrealized gain (loss) on
    securities                                         (1.15)          (2.46)        1.90         0.30         0.85         0.63
                                                   -----------------------------------------------------------------------------
  Total from investment operations                     (1.12)          (2.34)        2.05         0.52         1.08         0.83
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.07)          (0.09)       (0.14)       (0.25)       (0.24)       (0.19)
  Net realized gain (loss) on securities                  --           (1.34)       (0.68)       (0.90)       (0.33)       (0.35)
                                                   -----------------------------------------------------------------------------
  Total distributions                                  (0.07)          (1.43)       (0.82)       (1.15)       (0.57)       (0.54)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   7.59        $   8.78     $  12.55     $  11.32     $  11.95     $  11.44
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                          (13.11)%(a)     (19.59)%      18.01%        4.43%        9.92%        7.74%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $100,235        $118,524     $162,840     $142,108     $155,469     $181,437
  Ratio of expenses to average net assets               0.95%(b)        0.42%        0.41%        0.43%        0.40%        0.42%
  Ratio of net investment income to average net
    assets                                              0.65%(b)        1.08%        1.20%        1.89%        1.92%        1.75%
  Portfolio turnover rate                                  8%             45%          25%           8%           9%          12%


------------


(a) Total return is not annualized.


(b) Annualized.

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $  10.10        $  10.88     $  11.62     $  11.42     $  11.33     $  11.79
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.23            0.43         0.48         0.51         0.56         0.63
  Net realized & unrealized gain (loss) on
    securities                                          0.27           (0.91)       (0.98)        0.24        (0.26)       (0.49)
                                                   -----------------------------------------------------------------------------
  Total from investment operations                      0.50           (0.48)       (0.50)        0.75         0.30         0.14
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                   --           (0.26)       (0.23)       (0.48)       (0.20)       (0.58)
  Net realized gain (loss) on securities                  --           (0.04)       (0.01)       (0.07)       (0.01)       (0.02)
                                                   -----------------------------------------------------------------------------
  Total distributions                                     --           (0.30)       (0.24)       (0.55)       (0.21)       (0.60)
                                                   -----------------------------------------------------------------------------
  Net Asset Value, end of period                    $  10.60        $  10.10     $  10.88     $  11.62     $  11.42     $  11.33
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                            4.32%(a)       (4.47)%      (4.43)%       6.40%        2.65%        1.13%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $101,007        $ 99,977     $130,978     $158,509     $155,783     $177,709
  Ratio of expenses to average net assets               0.81%(b)        0.58%        0.52%        0.57%        0.55%        0.56%
  Ratio of net investment income to average net
    assets                                              5.25%(b)        3.82%        4.07%        4.27%        4.70%        5.13%
  Portfolio turnover rate                                 48%             72%          15%          22%          17%           4%


INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------


                                             6 MONTH PERIOD
                                                 ENDED         DECEMBER 11, 2000
                                              NOVEMBER 30,            TO
                                                  2001           MAY 31, 2001
                                             --------------    -----------------
NET ASSET VALUE
Net asset value, beginning of period            $   8.31           $  10.00
                                               ---------------------------------
Income (loss) from Investment Operations
  Net investment income                             0.01               0.05
  Net realized & unrealized gain (loss) on
    securities                                     (1.14)             (1.70)
                                               ---------------------------------
  Total from investment operations                 (1.13)             (1.65)
                                               ---------------------------------
Distributions From:
  Net investment income                            (0.01)             (0.04)
  Net realized gain (loss) on securities              --                 --
                                               ---------------------------------
  Total distributions to shareholders              (0.01)             (0.04)
                                               ---------------------------------
Net Asset Value, end of period                  $   7.17           $   8.31
                                               ---------------------------------
TOTAL RETURN                                      (14.00)%(a)         (3.60)%
                                               ---------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of year (000's)             $448,111           $533,368
  Ratio of expenses to average net assets           1.06%(b)           1.06%
  Ratio of expenses to average net assets
    before expense reduction                        1.37%(b)           1.10%
  Ratio of net investment income to average
    net assets                                      0.30%(b)           0.99%
  Portfolio turnover rate                             86%               183%


------------

(a) Total return is not annualized.


(b) Annualized.

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                                              6 MONTH PERIOD
                                                  ENDED        DECEMBER 11, 2000
                                               NOVEMBER 30,           TO
                                                   2001          MAY 31, 2001
                                              --------------   -----------------
NET ASSET VALUE
Net asset value, beginning of period             $   7.43          $  10.00
                                              ----------------------------------
Income (loss) from Investment Operations
  Net investment income                              0.01             (0.01)
  Net realized & unrealized gain (loss) on
    securities                                      (0.57)            (2.56)
                                              ----------------------------------
  Total from investment operations                  (0.56)            (2.57)
                                              ----------------------------------
Distributions From:
  Net investment income                                --                --
  Net realized gain (loss) on securities               --                --
                                              ----------------------------------
  Total distributions                                  --                --
                                              ----------------------------------
Net Asset Value, end of period                   $   6.87          $   7.43
                                              ----------------------------------
TOTAL RETURN                                        (8.00)%(a)       (25.70)%
                                              ----------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)              $581,444          $624,700
  Ratio of expenses to average net assets            1.06%(b)          1.06%
  Ratio of expenses to average net assets
    before expense reductions                        1.22%(b)          1.10%
  Ratio of net investment income to average
    net assets                                      (0.14)%(b)        (0.27)%
  Portfolio turnover rate                              63%               94%


MID CAP INDEX FUND
--------------------------------------------------------------------------------


                                                  6 MONTH PERIOD
                                                      ENDED                          FISCAL YEAR ENDED MAY 31,
                                                   NOVEMBER 30,    --------------------------------------------------------------
                                                       2001           2001          2000         1999         1998         1997
                                                  --------------   ----------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                 $  19.82      $    23.73     $  25.64     $  25.27     $  20.83     $  19.09
                                                    -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                  0.08            0.19         0.22         0.23         0.23         0.24
  Net realized & unrealized gain (loss) on
    securities                                          (1.44)           1.74         4.49         2.54         5.80         2.95
                                                    -----------------------------------------------------------------------------
  Total from investment operations                      (1.36)           1.93         4.71         2.77         6.03         3.19
                                                    -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                 (0.08)          (0.19)       (0.22)       (0.23)       (0.23)       (0.24)
  Net realized gain (loss) on securities                   --           (5.65)       (6.40)       (2.17)       (1.36)       (1.21)
                                                    -----------------------------------------------------------------------------
  Total distributions                                   (0.08)          (5.84)       (6.62)       (2.40)       (1.59)       (1.45)
                                                    -----------------------------------------------------------------------------
Net Asset Value, end of period                       $  18.38      $    19.82     $  23.73     $  25.64     $  25.27     $  20.83
                                                    -----------------------------------------------------------------------------
TOTAL RETURN                                            (7.35)%(a)      10.11%       21.36%       11.91%       29.62%       17.48%
                                                    -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                  $995,161      $1,047,680     $922,679     $817,573     $804,318     $607,061
  Ratio of expenses to average net assets                0.41%(b)        0.38%        0.36%        0.38%        0.36%        0.40%
  Ratio of net investment income to average net
    assets                                               0.79%(b)        0.84%        0.90%        0.92%        0.95%        1.24%
  Portfolio turnover rate                                   9%             34%          41%          41%          26%          19%


------------


(a) Total return is not annualized.


(b) Annualized.

MONEY MARKET I FUND
--------------------------------------------------------------------------------


                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.01            0.06         0.05         0.05         0.05         0.05
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.01)          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                            0.95%(a)        5.77%        5.21%        4.84%        5.25%        5.02%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $690,275        $579,507     $484,934     $347,394     $190,975     $128,125
  Ratio of expenses to average net assets               0.60%(b)        0.57%        0.56%        0.57%        0.54%        0.57%
  Ratio of expenses to average net assets
    before expense reductions                           0.60%(b)        0.58%        0.56%        0.57%        0.54%        0.57%
  Ratio of net investment income to average net
    assets                                              2.85%(b)        5.59%        5.13%        4.66%        5.14%        4.95%


NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------


                                               6 MONTH PERIOD
                                                   ENDED         OCTOBER 2, 2000
                                                NOVEMBER 30,           TO
                                                    2001          MAY 31, 2001
                                               --------------    ---------------
NET ASSET VALUE
Net asset value, beginning of period              $  5.09            $ 10.00
                                                  ------------------------------
Income (loss) from Investment Operations
  Net investment income                             (0.01)              0.01
  Net realized & unrealized gain (loss) on
    securities                                      (0.58)             (4.91)
                                                  ------------------------------
  Total from investment operations                  (0.59)             (4.90)
                                                  ------------------------------
Distributions From:
  Net investment income                                --              (0.01)
  Net realized gain (loss) on securities               --                 --
                                                  ------------------------------
  Total distributions                                  --              (0.01)
                                                  ------------------------------
Net Asset Value, end of period                    $  4.50            $  5.09
                                                  ------------------------------
TOTAL RETURN                                       (12.04)%(a)        (49.01)%
                                                  ------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)               $27,017            $19,005
  Ratio of expenses to average net assets            0.79%(b)           0.52%
  Ratio of net investment income to average
    net assets                                      (0.47)%(b)          0.31%
  Portfolio turnover rate                               0%                19%


------------


(a) Total return is not annualized.


(b) Annualized.

OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                                     6 MONTH PERIOD
                                         ENDED          OCTOBER 2, 2000
                                      NOVEMBER 30,            TO
                                          2001           MAY 31, 2001
                                     --------------     ---------------
NET ASSET VALUE
Net asset value, beginning of
  period                                $  6.46             $ 10.00
                                        -------------------------------
Income (loss) from Investment
  Operations
  Net investment income                   (0.01)              (0.01)
  Net realized & unrealized gain
    (loss) on securities                  (0.89)              (3.53)
                                        -------------------------------
  Total from investment operations        (0.90)              (3.54)
                                        -------------------------------
Distributions From:
  Net investment income                      --                  --
  Net realized gain (loss) on
    securities                               --                  --
                                        -------------------------------
  Total distributions                        --                  --
                                        -------------------------------
Net Asset Value, end of period          $  5.56             $  6.46
                                        -------------------------------
TOTAL RETURN                             (14.36)%(a)         (35.40)%
                                        -------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)     $ 4,409             $ 3,945
  Ratio of expenses to average net
    assets                                 1.75%(b)            1.02%
  Ratio of net investment income to
    average net assets                    (0.94)%(b)          (0.27)%
  Portfolio turnover rate                    50%                 51%


SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                          6 MONTH PERIOD
                                              ENDED                               FISCAL YEAR ENDED MAY 31,
                                           NOVEMBER 30,      --------------------------------------------------------------------
                                               2001             2001           2000           1999           1998          1997
                                          --------------     ----------     ----------     ----------     ----------     --------
NET ASSET VALUE
Net asset value, beginning of period        $    17.28       $    41.14     $    29.95     $    22.07     $    19.88     $  20.48
                                            -------------------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income (loss)                    0.13            (0.17)         (0.11)         (0.10)         (0.09)          --
  Net realized & unrealized gain (loss)
    on securities                                (4.09)          (15.86)         16.37          10.36           2.28         0.33
                                            -------------------------------------------------------------------------------------
  Total from investment operations               (3.96)          (16.03)         16.26          10.26           2.19         0.33
                                            -------------------------------------------------------------------------------------
Distributions From:
  Net investment income                             --               --             --             --             --           --
  Net realized gain (loss) on securities            --            (7.83)         (5.07)         (2.38)            --        (0.93)
                                            -------------------------------------------------------------------------------------
  Total distributions                               --            (7.83)         (5.07)         (2.38)            --        (0.93)
                                            -------------------------------------------------------------------------------------
Net Asset Value, end of period              $    13.32       $    17.28     $    41.14     $    29.95     $    22.07     $  19.88
                                            -------------------------------------------------------------------------------------
TOTAL RETURN                                    (23.30)%(a)      (42.24)%        52.65%         48.34%         10.85%        1.81%
                                            -------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)         $1,598,442       $2,015,574     $3,314,052     $1,683,585     $1,023,141     $804,982
  Ratio of expenses to average net
    assets                                        1.00%(b)         0.98%          0.96%          0.96%          0.95%        0.96%
  Ratio of expenses to average net
    assets before expense reductions              1.02%(b)         0.98%          0.96%          0.96%          0.95%        0.96%
  Ratio of net investment income to
    average net assets                           (0.55)%(b)       (0.66)%        (0.40)%        (0.46)%        (0.46)%      (0.29)%
  Portfolio turnover rate                           85%             176%           130%           149%           128%         122%


------------


(a) Total return is not annualized.


(b) Annualized.

SMALL CAP FUND
--------------------------------------------------------------------------------


                                               6 MONTH PERIOD
                                                   ENDED        DECEMBER 11, 2000
                                                NOVEMBER 30,           TO
                                                    2001          MAY 31, 2001
                                               --------------   -----------------
NET ASSET VALUE
Net asset value, beginning of period              $   9.09          $  10.00
                                               ----------------------------------
Income (loss) from Investment Operations
  Net investment income                                 --             (0.01)
  Net realized & unrealized gain (loss) on
    securities                                       (0.55)            (0.90)
                                               ----------------------------------
  Total from investment operations                   (0.55)            (0.91)
                                               ----------------------------------
Distributions From:
  Net investment income                                 --                --
  Net realized gain (loss) on securities                --                --
                                               ----------------------------------
  Total distributions                                   --                --
                                               ----------------------------------
Net Asset Value, end of period                    $   8.54          $   9.09
                                               ----------------------------------
TOTAL RETURN                                         (6.52)%(a)        11.51%
                                               ----------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)               $657,164          $714,608
  Ratio of expenses to average net assets             0.95%(b)          0.95%
  Ratio of expenses to average net assets
    before expense reductions                         1.09%(b)          1.00%
  Ratio of net investment income to average
    net assets                                       (0.04)%(b)        (0.14)%
  Portfolio turnover rate                               37%              130%


SMALL CAP INDEX FUND
--------------------------------------------------------------------------------


                                                    6 MONTH PERIOD
                                                        ENDED                         FISCAL YEAR ENDED MAY 31,
                                                     NOVEMBER 30,    ------------------------------------------------------------
                                                         2001          2001         2000         1999         1998         1997
                                                    --------------   --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                   $  14.11      $  15.66     $  15.84     $  17.94     $  16.18     $  16.25
                                                      ---------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                    0.08          0.19         0.18         0.19         0.19         0.19
  Net realized & unrealized gain (loss) on
    securities                                            (1.05)         0.40         1.43        (0.74)        3.17         0.93
                                                      ---------------------------------------------------------------------------
  Total from investment operations                        (0.97)         0.59         1.61        (0.55)        3.36         1.12
                                                      ---------------------------------------------------------------------------
Distributions From:
  Net investment income                                   (0.08)        (0.19)       (0.18)       (0.19)       (0.19)       (0.19)
  Net realized gain (loss) on securities                     --         (1.95)       (1.61)       (1.36)       (1.41)       (1.00)
                                                      ---------------------------------------------------------------------------
  Total distributions                                     (0.08)        (2.14)       (1.79)       (1.55)       (1.60)       (1.19)
                                                      ---------------------------------------------------------------------------
Net Asset Value, end of period                         $  13.06      $  14.11     $  15.66     $  15.84     $  17.94     $  16.18
                                                      ---------------------------------------------------------------------------
TOTAL RETURN                                              (7.36)%(a)     5.23%       10.22%       (2.45)%      21.34%        7.51%
                                                      ---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                    $226,968      $236,530     $228,602     $220,002     $247,183     $192,459
  Ratio of expenses to average net assets                  0.48%(b)      0.44%        0.40%        0.41%        0.39%        0.41%
  Ratio of net investment income to average net
    assets                                                 1.14%(b)      1.31%        1.12%        1.20%        1.05%        1.34%
  Portfolio turnover rate                                    34%           57%          35%          36%          36%          42%


------------


(a) Total return is not annualized.


(b) Annualized.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------


                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $  21.01        $  24.77     $  24.11     $  22.16     $  17.90     $  15.49
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.07            0.20         0.20         0.21         0.23         0.24
  Net realized & unrealized gain (loss) on
    securities                                         (1.56)          (3.23)        1.61         4.08         5.07         4.19
                                                   -----------------------------------------------------------------------------
  Total from investment operations                     (1.49)          (3.03)        1.81         4.29         5.30         4.43
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.07)          (0.20)       (0.18)       (0.22)       (0.23)       (0.24)
  Net realized gain (loss) on securities                  --           (0.53)       (0.97)    $  (2.12)       (0.81)       (1.78)
                                                   -----------------------------------------------------------------------------
  Total distributions                                  (0.07)          (0.73)       (1.15)       (2.34)       (1.04)       (2.02)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $  19.45        $  21.01     $  24.77     $  24.11     $  22.16     $  17.90
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                           (7.53)%(a)     (12.33)%       7.49%       20.05%       30.34%       30.48%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $450,053        $489,982     $582,403     $521,965     $334,167     $155,349
  Ratio of expenses to average net assets               0.59%(b)        0.58%        0.55%        0.57%        0.54%        0.56%
  Ratio of net investment income to average net
    assets                                              0.69%(b)        0.85%        0.79%        0.93%        1.17%        1.53%
  Portfolio turnover rate                                 29%             29%          40%          49%         120%         109%


STOCK INDEX FUND
--------------------------------------------------------------------------------


                                        6 MONTH PERIOD
                                            ENDED                                FISCAL YEAR ENDED MAY 31,
                                         NOVEMBER 30,      ----------------------------------------------------------------------
                                             2001             2001           2000           1999           1998           1997
                                        --------------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period      $    36.89       $    42.98     $    39.73     $    33.38     $    26.09     $    20.69
                                          ---------------------------------------------------------------------------------------
Income (loss) from Investment
  Operations
  Net investment income                         0.16             0.35           0.41           0.40           0.40           0.39
  Net realized & unrealized gain
    (loss) on securities                       (3.42)           (4.99)          3.59           6.51           7.44           5.57
                                          ---------------------------------------------------------------------------------------
  Total from investment operations             (3.26)           (4.64)          4.00           6.91           7.84           5.96
                                          ---------------------------------------------------------------------------------------
Distributions From:
  Net investment income                        (0.17)           (0.35)         (0.39)         (0.41)         (0.40)         (0.39)
  Net realized gain (loss) on
    securities                                    --            (1.10)         (0.36)         (0.15)         (0.15)         (0.17)
                                          ---------------------------------------------------------------------------------------
  Total distributions                          (0.17)           (1.45)         (0.75)         (0.56)         (0.55)         (0.56)
                                          ---------------------------------------------------------------------------------------
Net Asset Value, end of period            $    33.46       $    36.89     $    42.98     $    39.73     $    33.38     $    26.09
                                          ---------------------------------------------------------------------------------------
TOTAL RETURN                                   (9.28)%(a)      (10.87)%        10.10%         20.85%         30.30%         29.24%
                                          ---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)       $4,304,412       $4,839,632     $5,373,192     $4,637,628     $3,482,655     $2,444,200
  Ratio of expenses to average net
    assets                                      0.36%(b)         0.34%          0.31%          0.32%          0.31%          0.34%
  Ratio of net investment income to
    average net assets                          0.98%(b)         0.86%          0.97%          1.13%          1.33%          1.76%
  Portfolio turnover rate                          3%               7%             6%             2%             3%             3%


------------


(a) Total return is not annualized.


(b) Annualized.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017 VER 3/02

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                 March 15, 2002
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate Funds (the "Funds"), seven of which are described in this prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

As of January 1, 2002, the name of each Fund changed, and one new Fund has been added. Here is a list of the old and new names for the Funds and the new Fund.

OLD NAME                                                      NEW NAME
NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I                VALIC COMPANY I
----------------------------------------------                ----------------------------------
North American -- AG International Equities Fund              International Equities Fund
North American -- AG MidCap Index Fund                        Mid Cap Index Fund
North American -- AG 1 Money Market Fund                      Money Market I Fund
North American -- AG Nasdaq-100(R) Index Fund                 Nasdaq-100(R) Index Fund
North American -- AG Small Cap Index Fund                     Small Cap Index Fund
North American -- AG Stock Index Fund                         Stock Index Fund
North American -- T. Rowe Price Science & Technology Fund     Science & Technology Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  International Equities Fund...............................     4
  Mid Cap Index Fund........................................     6
  Money Market I Fund.......................................     8
  Nasdaq-100(R) Index Fund..................................     9
  Science & Technology Fund.................................    11
  Small Cap Index Fund......................................    13
  Stock Index Fund..........................................    15
INVESTMENT GLOSSARY.........................................    17
  American Depositary Receipts..............................    17
  Asset-Backed Securities...................................    17
  Derivatives...............................................    17
  Diversification...........................................    17
  Equity Securities.........................................    17
  Exchange Traded Funds.....................................    17
  Fixed Income Securities...................................    17
  Foreign Currency..........................................    18
  Foreign Securities........................................    18
  Illiquid Securities.......................................    18
  Lending Portfolio Securities..............................    18
  Loan Participations.......................................    19
  Money Market Securities...................................    19
  Mortgage-Related Securities...............................    19
  Repurchase Agreements.....................................    19
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    20
  Temporary Defensive Investment Strategy...................    20
  When-Issued Securities....................................    20
ABOUT PORTFOLIO TURNOVER....................................    20
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    20
  Investment Adviser........................................    20
  Investment Sub-Advisers...................................    21
     AIG Global Investment Corp. ...........................    21
     SunAmerica Asset Management Corp. .....................    22
     T. Rowe Price Associates, Inc. ........................    22
ACCOUNT INFORMATION.........................................    23
  Series Company Shares.....................................    23
  Buying and Selling Shares.................................    23
  How Shares are Valued.....................................    23
  Dividends and Capital Gains...............................    23
  Tax Consequences..........................................    23
FINANCIAL HIGHLIGHTS........................................    24

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of about 300 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the EAFE Index. It may invest up to 20% of assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the MSCI EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)




1992                                            (13.42)%
1993                                             29.87%
1994                                              7.98%
1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -15.01%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -21.97%    0.24%     3.81%
EAFE Index                         -21.44%    0.89%     4.46%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the S&P MidCap 400(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400(R) Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's assets are invested in stocks that are in the S&P MidCap 400(R) Index. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of assets in investments that are not in the S&P 400 MidCap(R) Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the S&P MidCap 400(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                              9.90%
1993                                             12.90%
1994                                             (3.74)%
1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.61%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400 Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2001             1 YEAR   5 YEARS   10 YEARS
-----------------------             ------   -------   --------
The Fund                            -0.94%   15.78%     14.44%
S&P MidCap 400 Index                -0.61%   16.11%     15.02%
---------------------------------------------------------------

The S&P MidCap 400 Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                              3.24%
1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.49%, quarter ending December 31, 2001

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2001              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             3.68%     4.95%     4.50%
30 Day CD Rate                       2.90%     4.33%     4.04%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100 Index(R).

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Nasdaq-100 Index(R) (the "Index"). The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund's assets in companies that are listed in the Index. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Nasdaq-100 Index(R). The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Nasdaq-100 Index(R) is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

company as it attempts to mirror the securities and weightings of the Nasdaq-100 Index(R). Therefore, gains or losses on a single stock may have a greater impact on the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100 Index(R). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (32.48)%

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Nasdaq-100 Index(R) for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (10/1/2000)
-----------------------                -------   ---------------
The Fund                               -32.48%       -47.43%
Nasdaq-100 Index                       -32.62%       -47.91%
----------------------------------------------------------------

The Nasdaq-100 Index(R) represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

More about the Nasdaq-100 Index(R): To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials; and

- defense and aerospace.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. All percentages are calculated at the time of purchase.

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Tech Company Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001      1 YEAR    5 YEARS     (4/29/1994)
-----------------------      -------   -------   ---------------
The Fund                     -41.18%    2.57%        13.40%
S&P 500 Index                -11.88%   10.70%        15.01%
----------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Russell 2000(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Russell 2000(R) Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the Russell 2000(R) Index, and up to 20% in investments that are not part of the Russell 2000(R) Index, including common stock, related securities, illiquid securities, and high quality money market securities. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Russell 2000(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1993                                            15.93%
1994                                            (3.33)%
1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%

Best quarter:  20.88%, quarter ending December 31, 2001

Worst quarter:  -20.85%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

-------------------------------------------------------------------
                                                    SINCE INCEPTION
AS OF DECEMBER 31, 2001         1 YEAR    5 YEARS     (5/1/1992)
-----------------------         ------    -------   ---------------
The Fund                        2.00%      7.49%        10.65%
Russell 2000(R) Index           2.49%      7.52%        11.50%
-------------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2001, the average market capitalization was approximately $530 million. The largest company had an approximate market capitalization of $1.4 billion.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the S&P 500(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the S&P 500 Index, and up to 20% in investments that are not in the S&P 500 Index, including common stock and related securities, and high quality money market securities. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                             6.66%
1993                                             9.87%
1994                                             0.70%
1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -14.75%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -12.20%   10.40%     12.55%
S&P 500 Index                      -11.88%   10.70%     12.94%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Nasdaq-100(R) Index Fund are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

--------------------------------------------------------------------------------

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

]ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

--------------------------------------------------------------------------------

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

--------------------------------------------------------------------------------

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency

--------------------------------------------------------------------------------

fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
SUNAMERICA ASSET MANAGEMENT CORP.
T. ROWE PRICE ASSOCIATES, INC.

International Equities Fund
Mid Cap Index Fund
Nasdaq-100 Index Fund
Small Cap Index Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & CO., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). As of September 30, 2001, AIGGIG and its affiliated asset managers ("AIG Global") had $303.2 billion in assets under management. AIG Global manages third-party institutional, retail and private equity fund assets on a global basis.

Teams make investment decisions for several Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Mid Cap Index, Small Cap Index, Nasdaq-100 Index and Stock Index Funds are made by a team headed by Magali Azema-Barac, Portfolio Manager. Ms. Azema-Barac joined AIG Global in 2001 as Vice President and as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President

--------------------------------------------------------------------------------

and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for USWest Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.

Investment decisions for the International Equities Fund are made by a team headed by Hans K. Danielsson, Senior Managing Director, Head of Global Equities. Mr. Danielsson is Senior Managing Director of AIG Global and is responsible for directing all listed equity activities worldwide. Mr. Danielsson joined AIG Global in early 1998 after five years with SE Banken Fonder, as CIO of International Equities. He has over twenty years experience in the industry including eight years with J.P. Morgan in London.

Money Market I Fund

SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
722 Third Avenue, New York, New York 10017-3204

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of December 31, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion in assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $158.6 billion of assets as of June 30, 2001. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.

Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an Investment Advisory Committee chaired by Michael P. Sola. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2001.

                                         ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
FUND NAME                                DAILY NET ASSETS)
---------                           ---------------------------
International Equities Fund         0.35%
Mid Cap Index Fund                  0.30%
Money Market I Fund                 0.50%
Nasdaq-100(R) Index Fund            0.40%(1)
Science & Technology Fund           0.90%
Small Cap Index Fund                0.35%
Stock Index Fund                    0.26%

---------------
(1) Annualized.

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002:

                                                 EXPENSE
                                   MAXIMUM        BEFORE
FUND                             FUND EXPENSE   LIMITATION
----                             ------------   ----------
Money Market I Fund                 0.60%         0.58%
Science & Technology Fund           1.00%         0.98%

The returns shown in the performance table and bar chart for each Fund would be lower if expenses were not limited.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market I Fund pays dividends daily and all other Funds pay dividends quarterly.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   8.78        $  12.55     $  11.32     $  11.95     $  11.44     $  11.15
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.03            0.12         0.15         0.22         0.23         0.20
  Net realized & unrealized gain (loss) on
    securities                                         (1.15)          (2.46)        1.90         0.30         0.85         0.63
                                                   -----------------------------------------------------------------------------
  Total from investment operations                     (1.12)          (2.34)        2.05         0.52         1.08         0.83
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.07)          (0.09)       (0.14)       (0.25)       (0.24)       (0.19)
  Net realized gain (loss) on securities                  --           (1.34)       (0.68)       (0.90)       (0.33)       (0.35)
                                                   -----------------------------------------------------------------------------
  Total distributions                                  (0.07)          (1.43)       (0.82)       (1.15)       (0.57)       (0.54)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   7.59        $   8.78     $  12.55     $  11.32     $  11.95     $  11.44
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                          (13.11)%(a)     (19.59)%      18.01%        4.43%        9.92%        7.74%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $100,235        $118,524     $162,840     $142,108     $155,469     $181,437
  Ratio of expenses to average net assets               0.95%(b)        0.42%        0.41%        0.43%        0.40%        0.42%
  Ratio of net investment income to average net
    assets                                              0.65%(b)        1.08%        1.20%        1.89%        1.92%        1.75%
  Portfolio turnover rate                                  8%             45%          25%           8%           9%          12%

------------

(a) Total return is not annualized.
(b) Annualized.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

                                                  6 MONTH PERIOD
                                                      ENDED                          FISCAL YEAR ENDED MAY 31,
                                                   NOVEMBER 30,    --------------------------------------------------------------
                                                       2001           2001          2000         1999         1998         1997
                                                  --------------   ----------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                 $  19.82      $    23.73     $  25.64     $  25.27     $  20.83     $  19.09
                                                    -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                  0.08            0.19         0.22         0.23         0.23         0.24
  Net realized & unrealized gain (loss) on
    securities                                          (1.44)           1.74         4.49         2.54         5.80         2.95
                                                    -----------------------------------------------------------------------------
  Total from investment operations                      (1.36)           1.93         4.71         2.77         6.03         3.19
                                                    -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                 (0.08)          (0.19)       (0.22)       (0.23)       (0.23)       (0.24)
  Net realized gain (loss) on securities                   --           (5.65)       (6.40)       (2.17)       (1.36)       (1.21)
                                                    -----------------------------------------------------------------------------
  Total distributions                                   (0.08)          (5.84)       (6.62)       (2.40)       (1.59)       (1.45)
                                                    -----------------------------------------------------------------------------
Net Asset Value, end of period                       $  18.38      $    19.82     $  23.73     $  25.64     $  25.27     $  20.83
                                                    -----------------------------------------------------------------------------
TOTAL RETURN                                            (7.35)%(a)      10.11%       21.36%       11.91%       29.62%       17.48%
                                                    -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                  $995,161      $1,047,680     $922,679     $817,573     $804,318     $607,061
  Ratio of expenses to average net assets                0.41%(b)        0.38%        0.36%        0.38%        0.36%        0.40%
  Ratio of net investment income to average net
    assets                                               0.79%(b)        0.84%        0.90%        0.92%        0.95%        1.24%
  Portfolio turnover rate                                   9%             34%          41%          41%          26%          19%

------------

(a) Total return is not annualized.
(b) Annualized.

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.01            0.06         0.05         0.05         0.05         0.05
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.01)          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                            0.95%(a)        5.77%        5.21%        4.84%        5.25%        5.02%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $690,275        $579,507     $484,934     $347,394     $190,975     $128,125
  Ratio of expenses to average net assets               0.60%(b)        0.57%        0.56%        0.57%        0.54%        0.57%
  Ratio of expenses to average net assets
    before expense reductions                           0.60%(b)        0.58%        0.56%        0.57%        0.54%        0.57%
  Ratio of net investment income to average net
    assets                                              2.85%(b)        5.59%        5.13%        4.66%        5.14%        4.95%

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                               6 MONTH PERIOD
                                                   ENDED         OCTOBER 2, 2000
                                                NOVEMBER 30,           TO
                                                    2001          MAY 31, 2001
                                               --------------    ---------------
NET ASSET VALUE
Net asset value, beginning of period              $  5.09            $ 10.00
                                                  ------------------------------
Income (loss) from Investment Operations
  Net investment income                             (0.01)              0.01
  Net realized & unrealized gain (loss) on
    securities                                      (0.58)             (4.91)
                                                  ------------------------------
  Total from investment operations                  (0.59)             (4.90)
                                                  ------------------------------
Distributions From:
  Net investment income                                --              (0.01)
  Net realized gain (loss) on securities               --                 --
                                                  ------------------------------
  Total distributions                                  --              (0.01)
                                                  ------------------------------
Net Asset Value, end of period                    $  4.50            $  5.09
                                                  ------------------------------
TOTAL RETURN                                       (12.04)%(a)        (49.01)%
                                                  ------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)               $27,017            $19,005
  Ratio of expenses to average net assets            0.79%(b)           0.52%
  Ratio of net investment income to average
    net assets                                      (0.47)%(b)          0.31%
  Portfolio turnover rate                               0%                19%

------------

(a) Total return is not annualized.
(b) Annualized.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                          6 MONTH PERIOD
                                              ENDED                               FISCAL YEAR ENDED MAY 31,
                                           NOVEMBER 30,      --------------------------------------------------------------------
                                               2001             2001           2000           1999           1998          1997
                                          --------------     ----------     ----------     ----------     ----------     --------
NET ASSET VALUE
Net asset value, beginning of period        $    17.28       $    41.14     $    29.95     $    22.07     $    19.88     $  20.48
                                            -------------------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income (loss)                    0.13            (0.17)         (0.11)         (0.10)         (0.09)          --
  Net realized & unrealized gain (loss)
    on securities                                (4.09)          (15.86)         16.37          10.36           2.28         0.33
                                            -------------------------------------------------------------------------------------
  Total from investment operations               (3.96)          (16.03)         16.26          10.26           2.19         0.33
                                            -------------------------------------------------------------------------------------
Distributions From:
  Net investment income                             --               --             --             --             --           --
  Net realized gain (loss) on securities            --            (7.83)         (5.07)         (2.38)            --        (0.93)
                                            -------------------------------------------------------------------------------------
  Total distributions                               --            (7.83)         (5.07)         (2.38)            --        (0.93)
                                            -------------------------------------------------------------------------------------
Net Asset Value, end of period              $    13.32       $    17.28     $    41.14     $    29.95     $    22.07     $  19.88
                                            -------------------------------------------------------------------------------------
TOTAL RETURN                                    (23.30)%(a)      (42.24)%        52.65%         48.34%         10.85%        1.81%
                                            -------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)         $1,598,442       $2,015,574     $3,314,052     $1,683,585     $1,023,141     $804,982
  Ratio of expenses to average net
    assets                                        1.00%(b)         0.98%          0.96%          0.96%          0.95%        0.96%
  Ratio of expenses to average net
    assets before expense reductions              1.02%(b)         0.98%          0.96%          0.96%          0.95%        0.96%
  Ratio of net investment income to
    average net assets                           (0.55)%(b)       (0.66)%        (0.40)%        (0.46)%        (0.46)%      (0.29)%
  Portfolio turnover rate                           85%             176%           130%           149%           128%         122%

------------

(a) Total return is not annualized.
(b) Annualized.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                    6 MONTH PERIOD
                                                        ENDED                         FISCAL YEAR ENDED MAY 31,
                                                     NOVEMBER 30,    ------------------------------------------------------------
                                                         2001          2001         2000         1999         1998         1997
                                                    --------------   --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                   $  14.11      $  15.66     $  15.84     $  17.94     $  16.18     $  16.25
                                                      ---------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                    0.08          0.19         0.18         0.19         0.19         0.19
  Net realized & unrealized gain (loss) on
    securities                                            (1.05)         0.40         1.43        (0.74)        3.17         0.93
                                                      ---------------------------------------------------------------------------
  Total from investment operations                        (0.97)         0.59         1.61        (0.55)        3.36         1.12
                                                      ---------------------------------------------------------------------------
Distributions From:
  Net investment income                                   (0.08)        (0.19)       (0.18)       (0.19)       (0.19)       (0.19)
  Net realized gain (loss) on securities                     --         (1.95)       (1.61)       (1.36)       (1.41)       (1.00)
                                                      ---------------------------------------------------------------------------
  Total distributions                                     (0.08)        (2.14)       (1.79)       (1.55)       (1.60)       (1.19)
                                                      ---------------------------------------------------------------------------
Net Asset Value, end of period                         $  13.06      $  14.11     $  15.66     $  15.84     $  17.94     $  16.18
                                                      ---------------------------------------------------------------------------
TOTAL RETURN                                              (7.36)%(a)     5.23%       10.22%       (2.45)%      21.34%        7.51%
                                                      ---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                    $226,968      $236,530     $228,602     $220,002     $247,183     $192,459
  Ratio of expenses to average net assets                  0.48%(b)      0.44%        0.40%        0.41%        0.39%        0.41%
  Ratio of net investment income to average net
    assets                                                 1.14%(b)      1.31%        1.12%        1.20%        1.05%        1.34%
  Portfolio turnover rate                                    34%           57%          35%          36%          36%          42%

------------

(a) Total return is not annualized.
(b) Annualized.

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                        6 MONTH PERIOD
                                            ENDED                                FISCAL YEAR ENDED MAY 31,
                                         NOVEMBER 30,      ----------------------------------------------------------------------
                                             2001             2001           2000           1999           1998           1997
                                        --------------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period      $    36.89       $    42.98     $    39.73     $    33.38     $    26.09     $    20.69
                                          ---------------------------------------------------------------------------------------
Income (loss) from Investment
  Operations
  Net investment income                         0.16             0.35           0.41           0.40           0.40           0.39
  Net realized & unrealized gain
    (loss) on securities                       (3.42)           (4.99)          3.59           6.51           7.44           5.57
                                          ---------------------------------------------------------------------------------------
  Total from investment operations             (3.26)           (4.64)          4.00           6.91           7.84           5.96
                                          ---------------------------------------------------------------------------------------
Distributions From:
  Net investment income                        (0.17)           (0.35)         (0.39)         (0.41)         (0.40)         (0.39)
  Net realized gain (loss) on
    securities                                    --            (1.10)         (0.36)         (0.15)         (0.15)         (0.17)
                                          ---------------------------------------------------------------------------------------
  Total distributions                          (0.17)           (1.45)         (0.75)         (0.56)         (0.55)         (0.56)
                                          ---------------------------------------------------------------------------------------
Net Asset Value, end of period            $    33.46       $    36.89     $    42.98     $    39.73     $    33.38     $    26.09
                                          ---------------------------------------------------------------------------------------
TOTAL RETURN                                   (9.28)%(a)      (10.87)%        10.10%         20.85%         30.30%         29.24%
                                          ---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)       $4,304,412       $4,839,632     $5,373,192     $4,637,628     $3,482,655     $2,444,200
  Ratio of expenses to average net
    assets                                      0.36%(b)         0.34%          0.31%          0.32%          0.31%          0.34%
  Ratio of net investment income to
    average net assets                          0.98%(b)         0.86%          0.97%          1.13%          1.33%          1.76%
  Portfolio turnover rate                          3%               7%             6%             2%             3%             3%

------------

(a) Total return is not annualized.
(b) Annualized.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017 AGL VER 3/02

                                VALIC COMPANY I
                              MONEY MARKET I FUND
                               2929 Allen Parkway
                              Houston, Texas 77019

                                 March 15, 2002
                                   Prospectus

VALIC Company I, known as North American Funds Variable Product Series I prior to January 1, 2002 (the "Series Company") is a mutual fund made up of 22 separate Funds (the "Funds"), one of which is described in this prospectus. The Money Market I Fund name has changed from North American -- AG 1 Money Market Fund as of January 1, 2002. The investment objective, strategy, and policies remain the same. The investment objective of the Money Market I Fund (the "Fund") is income through investments in short-term money market securities. The Fund is explained in more detail on its Fact Sheet contained in this prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUND..............................................     3
MONEY MARKET I FUND FACT SHEET..............................     4
INVESTMENT GLOSSARY.........................................     5
  American Depositary Receipts..............................     5
  Asset-Backed Securities...................................     5
  Diversification...........................................     5
  Exchange Traded Funds.....................................     5
  Fixed Income Securities...................................     5
  Foreign Securities........................................     6
  Illiquid Securities.......................................     6
  Lending Portfolio Securities..............................     6
  Loan Participations.......................................     6
  Money Market Securities...................................     6
  Mortgage-Related Securities...............................     6
  Repurchase Agreements.....................................     7
  When-Issued Securities....................................     7
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................     7
  Investment Adviser........................................     7
  Investment Sub-Adviser....................................     7
     SunAmerica Asset Management Corp. .....................     8
ACCOUNT INFORMATION.........................................     9
  Series Company Shares.....................................     9
  Buying and Selling Shares.................................     9
  How Shares are Valued.....................................     9
  Dividends and Capital Gains...............................     9
  Tax Consequences..........................................     9
FINANCIAL HIGHLIGHTS........................................    10

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Fund directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUND
--------------------------------------------------------------------------------

The investment objective and strategies for the Fund in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to the Fund's investment objective.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                              3.24%
1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.49%, quarter ending December 31, 2001

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2001              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             3.68%     4.95%     4.50%
30 Day CD Rate                       2.90%     4.33%     4.04%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

The Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. The Fund's investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DIVERSIFICATION
The Fund's diversification policy limits the amount that the Fund may invest in certain securities. The Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

The Fund is diversified under the 1940 Act.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund purchases an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock,

--------------------------------------------------------------------------------

catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and Global Depositary Receipts and European Depositary Receipts.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
The Fund invests in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the

--------------------------------------------------------------------------------

U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The Fund may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of the Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs an investment sub-adviser who makes investment decisions for the Fund.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISER
VALIC works with an investment sub-adviser for the Fund. The sub-adviser is a financial service company that specializes in certain types of investing. The sub-adviser's role is to make investment decisions for the Fund according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-adviser, VALIC will receive investment advice for the Fund. Under this agreement VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. However, VALIC retains the

--------------------------------------------------------------------------------

responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that it selects. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting a sub-adviser, the Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Fund.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISER IS:

SUNAMERICA ASSET MANAGEMENT CORP.

Money Market I Fund

SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
722 Third Avenue, New York, New York 10017-3204

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of December 31, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion in assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

HOW VALIC IS PAID FOR ITS SERVICES

The Fund pays VALIC a fee based on its average daily net asset value. The Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The Fund paid VALIC 0.50% of average daily net assets for the fiscal year ended May 31, 2001.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund paid in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below.

Fund expenses shall be limited (expressed as a percentage of average annual net assets) through May 31, 2002 as noted below:

                                                EXPENSE
                                 MAXIMUM        BEFORE
             FUND                FUND EXPENSE   LIMITATION
             ----                ------------   ----------
Money Market I Fund                 0.60%         0.58%

The returns shown in the performance table and bar chart for each Fund would be lower if expenses were not limited.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Fund in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Fund, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for the Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

The amortized cost method is used to determine the values of all the Fund's investments. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of the Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market I Fund pays dividends daily.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. Once a year, the Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.01            0.06         0.05         0.05         0.05         0.05
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.01)          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                            0.95%(a)        5.77%        5.21%        4.84%        5.25%        5.02%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $690,275        $579,507     $484,934     $347,394     $190,975     $128,125
  Ratio of expenses to average net assets               0.60%(b)        0.57%        0.56%        0.57%        0.54%        0.57%
  Ratio of expenses to average net assets
    before expense reductions                           0.60%(b)        0.58%        0.56%        0.57%        0.54%        0.57%
  Ratio of net investment income to average net
    assets                                              2.85%(b)        5.59%        5.13%        4.66%        5.14%        4.95%

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017 MM VER 3/02

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                 March 15, 2002
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate Funds (the "Funds"), two of which are described in this prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

As of January 1, 2002, the name of each Fund changed, and one new Fund has been added. Here is a list of the old and new names for the Funds and the new Fund.

OLD NAME                                                                   NEW NAME
NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I                         VALIC COMPANY I
----------------------------------------------                ----------------------------------
North American -- AG 1 Money Market Fund                      Money Market I Fund
North American -- Putnam Opportunities Fund                   Opportunities Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  Money Market I Fund.......................................     4
  Opportunities Fund........................................     5
INVESTMENT GLOSSARY.........................................     6
  American Depositary Receipts..............................     6
  Asset-Backed Securities...................................     6
  Derivatives...............................................     6
  Diversification...........................................     6
  Equity Securities.........................................     6
  Exchange Traded Funds.....................................     6
  Fixed Income Securities...................................     6
  Foreign Currency..........................................     7
  Foreign Securities........................................     7
  Illiquid Securities.......................................     7
  Lending Portfolio Securities..............................     7
  Loan Participations.......................................     8
  Money Market Securities...................................     8
  Mortgage-Related Securities...............................     8
  Repurchase Agreements.....................................     8
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................     9
  Temporary Defensive Investment Strategy...................     9
  When-Issued Securities....................................     9
ABOUT PORTFOLIO TURNOVER....................................     9
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................     9
  Investment Adviser........................................     9
  Investment Sub-Advisers...................................    10
     Putnam Investment Management, LLC......................    10
     SunAmerica Asset Management Corp. .....................    11
ACCOUNT INFORMATION.........................................    12
  Series Company Shares.....................................    12
  Buying and Selling Shares.................................    12
  How Shares are Valued.....................................    12
  Dividends and Capital Gains...............................    12
  Tax Consequences..........................................    12
FINANCIAL HIGHLIGHTS........................................    13

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                              3.24%
1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.49%, quarter ending December 31, 2001

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2001              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             3.68%     4.95%     4.50%
30 Day CD Rate                       2.90%     4.33%     4.04%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

OPPORTUNITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investments in common stocks.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks (those the sub-adviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests in a relatively small number of companies that the sub-adviser believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment.

The sub-adviser considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may also invest in securities of foreign issuers.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (30.47)%

Best quarter:  13.87%, quarter ending December 31, 2001

Worst quarter:  -27.18%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001                1 YEAR      (10/1/2000)
-----------------------                -------   ---------------
The Fund                               -30.47%       -38.03%
S&P 500 Index                          -11.88%       -15.31%
----------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal

--------------------------------------------------------------------------------

government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by

--------------------------------------------------------------------------------

VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

--------------------------------------------------------------------------------

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:

PUTNAM INVESTMENT MANAGEMENT, LLC
SUNAMERICA ASSET MANAGEMENT CORP.

Opportunities Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109

Putnam has managed mutual funds since 1937, and, as of September 30, 2001, has over $286.22 billion in assets under management.

Day-to-day decisions and management of the Opportunities Fund's portfolio are made by C. Beth Cotner, CFA, Managing Director, Jeffrey R. Lindsey, CFA, Managing Director and Richard B. England, Senior Vice President. Ms. Cotner has been Managing Director of Putnam Investments and Manager of the Putnam Growth Opportunities Fund since 1998, and has been employed by Putnam since 1995. Mr. Lindsey has been employed by Putnam since 1994, and has worked with the Putnam Growth Opportunities Fund since 1996. Mr. England joined Putnam in 1992, and became part of the Putnam Growth Opportunities team in 1996.

PRIOR PERFORMANCE OF FUNDS SIMILAR TO THE OPPORTUNITIES FUND AND MANAGED BY
PUTNAM

The historical performance information shown below is of the Putnam Concentrated Growth Equity MF Composite (the "Composite"). Each of the four mutual funds in the Composite, one of which is the Opportunities Fund, has investment objectives, policies and strategies that are substantially similar to those of the Opportunities Fund.

The Opportunities Fund is sold in an insurance product only to registered and unregistered separate accounts of VALIC and its affiliates. The funds within the Composite are each managed in similar ways but the portfolio holdings and investments are different for each of the funds. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Thus, the historical performance

--------------------------------------------------------------------------------

information shown below will always be different for each fund within the Composite. Past performance shown below is no guarantee of similar future performance for any fund within the Composite.

The returns for the Composite shown are net of the management fee charged and other account fees and expenses, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. The inception date of the mutual funds in the Composite range from January 1, 1996 to October 2, 2000.

                                  (BAR CHART)

1996                                             25.07%
1997                                             29.22%
1998                                             46.48%
1999                                             50.21%
2000                                            (27.16)%
2001                                            (32.73)%

Best quarter:  35.84%, quarter ended 12/31/1999

Worst quarter:  -27.61%, quarter ended 3/31/2001

The table below compares the performance of the Putnam Composite to that of the Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. No sales charges have been applied to the Index, and an investor cannot invest directly in them. As noted above, past performance is no guarantee of similar future performance for the Opportunities Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001

---------------------------------------------------------------------
                                                      SINCE INCEPTION
                                 ONE YEAR   5 YEARS     (10/31/95)
                                 --------   -------   ---------------
Putnam Composite                 -32.73%     6.86%        10.28%
Russell 1000 Growth Index        -22.42%     8.27%        11.10%
---------------------------------------------------------------------

Money Market I Fund

SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
722 Third Avenue, New York, New York 10017-3204

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of December 31, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion in assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2001.

                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
             FUND NAME              DAILY NET ASSETS)
             ---------              ---------------------------
Money Market I Fund                 0.50%
Opportunities Fund                  0.95%(1)

------------

(1) Annualized.

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002:

                                                EXPENSE
                                 MAXIMUM        BEFORE
             FUND                FUND EXPENSE   LIMITATION
             ----                ------------   ----------
Money Market I Fund                 0.60%         0.58%

The returns shown in the performance table and bar chart for each Fund would be lower if expenses were not limited.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market I Fund pays dividends daily and all other Funds pay dividends quarterly.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.01            0.06         0.05         0.05         0.05         0.05
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.01)          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                            0.95%(a)        5.77%        5.21%        4.84%        5.25%        5.02%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $690,275        $579,507     $484,934     $347,394     $190,975     $128,125
  Ratio of expenses to average net assets               0.60%(b)        0.57%        0.56%        0.57%        0.54%        0.57%
  Ratio of expenses to average net assets
    before expense reductions                           0.60%(b)        0.58%        0.56%        0.57%        0.54%        0.57%
  Ratio of net investment income to average net
    assets                                              2.85%(b)        5.59%        5.13%        4.66%        5.14%        4.95%

OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                     6 MONTH PERIOD
                                         ENDED          OCTOBER 2, 2000
                                      NOVEMBER 30,            TO
                                          2001           MAY 31, 2001
                                     --------------     ---------------
NET ASSET VALUE
Net asset value, beginning of
  period                                $  6.46             $ 10.00
                                        -------------------------------
Income (loss) from Investment
  Operations
  Net investment income                   (0.01)              (0.01)
  Net realized & unrealized gain
    (loss) on securities                  (0.89)              (3.53)
                                        -------------------------------
  Total from investment operations        (0.90)              (3.54)
                                        -------------------------------
Distributions From:
  Net investment income                      --                  --
  Net realized gain (loss) on
    securities                               --                  --
                                        -------------------------------
  Total distributions                        --                  --
                                        -------------------------------
Net Asset Value, end of period          $  5.56             $  6.46
                                        -------------------------------
TOTAL RETURN                             (14.36)%(a)         (35.40)%
                                        -------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)     $ 4,409             $ 3,945
  Ratio of expenses to average net
    assets                                 1.75%(b)            1.02%
  Ratio of net investment income to
    average net assets                    (0.94)%(b)          (0.27)%
  Portfolio turnover rate                    50%                 51%

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017 AGA VER 3/02

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                 March 15, 2002
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 22 separate Funds (the "Funds"), four of which are described in this prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

As of January 1, 2002, the name of each Fund changed, and one new Fund has been added. Here is a list of the old and new names for the Funds and the new Fund.

OLD NAME                                                                   NEW NAME
NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I                         VALIC COMPANY I
----------------------------------------------                ----------------------------------
North American -- AG International Equities Fund              International Equities Fund
North American -- AG MidCap Index Fund                        Mid Cap Index Fund
North American -- AG 1 Money Market Fund                      Money Market I Fund
North American -- AG Stock Index Fund                         Stock Index Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  International Equities Fund...............................     4
  Mid Cap Index Fund........................................     6
  Money Market I Fund.......................................     8
  Stock Index Fund..........................................     9
INVESTMENT GLOSSARY.........................................    11
  American Depositary Receipts..............................    11
  Asset-Backed Securities...................................    11
  Derivatives...............................................    11
  Diversification...........................................    11
  Equity Securities.........................................    11
  Exchange Traded Funds.....................................    11
  Fixed Income Securities...................................    11
  Foreign Currency..........................................    12
  Foreign Securities........................................    12
  Illiquid Securities.......................................    12
  Lending Portfolio Securities..............................    12
  Loan Participations.......................................    13
  Money Market Securities...................................    13
  Mortgage-Related Securities...............................    13
  Repurchase Agreements.....................................    13
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    14
  Temporary Defensive Investment Strategy...................    14
  When-Issued Securities....................................    14
ABOUT PORTFOLIO TURNOVER....................................    14
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    14
  Investment Adviser........................................    14
  Investment Sub-Advisers...................................    15
     AIG Global Investment Corp. ...........................    15
     SunAmerica Asset Management Corp. .....................    16
ACCOUNT INFORMATION.........................................    17
  Series Company Shares.....................................    17
  Buying and Selling Shares.................................    17
  How Shares are Valued.....................................    17
  Dividends and Capital Gains...............................    17
  Tax Consequences..........................................    17
FINANCIAL HIGHLIGHTS........................................    18

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of about 300 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the EAFE Index. It may invest up to 20% of assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the MSCI EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)




1992                                            (13.42)%
1993                                             29.87%
1994                                              7.98%
1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -15.01%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -21.97%    0.24%     3.81%
EAFE Index                         -21.44%    0.89%     4.46%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the S&P MidCap 400(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400(R) Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's assets are invested in stocks that are in the S&P MidCap 400(R) Index. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of assets in investments that are not in the S&P 400 MidCap(R) Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the S&P MidCap 400(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                              9.90%
1993                                             12.90%
1994                                             (3.74)%
1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.61%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400 Index for the periods shown.

---------------------------------------------------------------
AS OF DECEMBER 31, 2001             1 YEAR   5 YEARS   10 YEARS
-----------------------             ------   -------   --------
The Fund                            -0.94%   15.78%     14.44%
S&P MidCap 400 Index                -0.61%   16.11%     15.02%
---------------------------------------------------------------

The S&P MidCap 400 Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                              3.24%
1993                                              2.69%
1994                                              3.79%
1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.49%, quarter ending December 31, 2001

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2001              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             3.68%     4.95%     4.50%
30 Day CD Rate                       2.90%     4.33%     4.04%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the S&P 500(R) Index (the "Index"). The sub-adviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of assets in stocks that are in the S&P 500 Index, and up to 20% in investments that are not in the S&P 500 Index, including common stock and related securities, and high quality money market securities. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1992                                             6.66%
1993                                             9.87%
1994                                             0.70%
1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -14.75%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2001            1 YEAR    5 YEARS   10 YEARS
-----------------------            -------   -------   --------
The Fund                           -12.20%   10.40%     12.55%
S&P 500 Index                      -11.88%   10.70%     12.94%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government

--------------------------------------------------------------------------------

bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

]ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

--------------------------------------------------------------------------------

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

--------------------------------------------------------------------------------

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
SUNAMERICA ASSET MANAGEMENT CORP.

International Equities Fund
Mid Cap Index Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & CO., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). As of September 30, 2001, AIGGIG and its affiliated asset managers ("AIG Global") had $303.2 billion in assets under management. AIG Global manages third-party institutional, retail and private equity fund assets on a global basis.

Teams make investment decisions for several Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Mid Cap Index and Stock Index Funds are made by a team headed by Magali Azema-Barac, Portfolio Manager. Ms. Azema-Barac joined AIG Global in 2001 as Vice President and as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for USWest Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.

Investment decisions for the International Equities Fund are made by a team headed by Hans K. Danielsson, Senior Managing Director, Head of Global Equities. Mr. Danielsson is Senior Managing Director of AIG Global and is responsible for

--------------------------------------------------------------------------------

directing all listed equity activities worldwide. Mr. Danielsson joined AIG Global in early 1998 after five years with SE Banken Fonder, as CIO of International Equities. He has over twenty years experience in the industry including eight years with J.P. Morgan in London.

Money Market I Fund

SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
722 Third Avenue, New York, New York 10017-3204

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of December 31, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion in assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2001.

                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
             FUND NAME              DAILY NET ASSETS)
             ---------              ---------------------------
International Equities Fund         0.35%
Mid Cap Index Fund                  0.30%
Money Market I Fund                 0.50%
Stock Index Fund                    0.26%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002:

                                                EXPENSE
                                 MAXIMUM        BEFORE
             FUND                FUND EXPENSE   LIMITATION
             ----                ------------   ----------
Money Market I Fund                 0.60%         0.58%

The returns shown in the performance table and bar chart for each Fund would be lower if expenses were not limited.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market I Fund pays dividends daily and all other Funds pay dividends quarterly.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   8.78        $  12.55     $  11.32     $  11.95     $  11.44     $  11.15
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.03            0.12         0.15         0.22         0.23         0.20
  Net realized & unrealized gain (loss) on
    securities                                         (1.15)          (2.46)        1.90         0.30         0.85         0.63
                                                   -----------------------------------------------------------------------------
  Total from investment operations                     (1.12)          (2.34)        2.05         0.52         1.08         0.83
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.07)          (0.09)       (0.14)       (0.25)       (0.24)       (0.19)
  Net realized gain (loss) on securities                  --           (1.34)       (0.68)       (0.90)       (0.33)       (0.35)
                                                   -----------------------------------------------------------------------------
  Total distributions                                  (0.07)          (1.43)       (0.82)       (1.15)       (0.57)       (0.54)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   7.59        $   8.78     $  12.55     $  11.32     $  11.95     $  11.44
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                          (13.11)%(a)     (19.59)%      18.01%        4.43%        9.92%        7.74%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $100,235        $118,524     $162,840     $142,108     $155,469     $181,437
  Ratio of expenses to average net assets               0.95%(b)        0.42%        0.41%        0.43%        0.40%        0.42%
  Ratio of net investment income to average net
    assets                                              0.65%(b)        1.08%        1.20%        1.89%        1.92%        1.75%
  Portfolio turnover rate                                  8%             45%          25%           8%           9%          12%

------------

(a) Total return is not annualized.
(b) Annualized.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

                                                  6 MONTH PERIOD
                                                      ENDED                          FISCAL YEAR ENDED MAY 31,
                                                   NOVEMBER 30,    --------------------------------------------------------------
                                                       2001           2001          2000         1999         1998         1997
                                                  --------------   ----------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                 $  19.82      $    23.73     $  25.64     $  25.27     $  20.83     $  19.09
                                                    -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                  0.08            0.19         0.22         0.23         0.23         0.24
  Net realized & unrealized gain (loss) on
    securities                                          (1.44)           1.74         4.49         2.54         5.80         2.95
                                                    -----------------------------------------------------------------------------
  Total from investment operations                      (1.36)           1.93         4.71         2.77         6.03         3.19
                                                    -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                 (0.08)          (0.19)       (0.22)       (0.23)       (0.23)       (0.24)
  Net realized gain (loss) on securities                   --           (5.65)       (6.40)       (2.17)       (1.36)       (1.21)
                                                    -----------------------------------------------------------------------------
  Total distributions                                   (0.08)          (5.84)       (6.62)       (2.40)       (1.59)       (1.45)
                                                    -----------------------------------------------------------------------------
Net Asset Value, end of period                       $  18.38      $    19.82     $  23.73     $  25.64     $  25.27     $  20.83
                                                    -----------------------------------------------------------------------------
TOTAL RETURN                                            (7.35)%(a)      10.11%       21.36%       11.91%       29.62%       17.48%
                                                    -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                  $995,161      $1,047,680     $922,679     $817,573     $804,318     $607,061
  Ratio of expenses to average net assets                0.41%(b)        0.38%        0.36%        0.38%        0.36%        0.40%
  Ratio of net investment income to average net
    assets                                               0.79%(b)        0.84%        0.90%        0.92%        0.95%        1.24%
  Portfolio turnover rate                                   9%             34%          41%          41%          26%          19%

------------

(a) Total return is not annualized.
(b) Annualized.

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                 6 MONTH PERIOD
                                                     ENDED                           FISCAL YEAR ENDED MAY 31,
                                                  NOVEMBER 30,      ------------------------------------------------------------
                                                      2001            2001         2000         1999         1998         1997
                                                 --------------     --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
Income (loss) from Investment Operations
  Net investment income                                 0.01            0.06         0.05         0.05         0.05         0.05
                                                   -----------------------------------------------------------------------------
Distributions From:
  Net investment income                                (0.01)          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                   -----------------------------------------------------------------------------
Net Asset Value, end of period                      $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                   -----------------------------------------------------------------------------
TOTAL RETURN                                            0.95%(a)        5.77%        5.21%        4.84%        5.25%        5.02%
                                                   -----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)                 $690,275        $579,507     $484,934     $347,394     $190,975     $128,125
  Ratio of expenses to average net assets               0.60%(b)        0.57%        0.56%        0.57%        0.54%        0.57%
  Ratio of expenses to average net assets
    before expense reductions                           0.60%(b)        0.58%        0.56%        0.57%        0.54%        0.57%
  Ratio of net investment income to average net
    assets                                              2.85%(b)        5.59%        5.13%        4.66%        5.14%        4.95%

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                        6 MONTH PERIOD
                                            ENDED                                FISCAL YEAR ENDED MAY 31,
                                         NOVEMBER 30,      ----------------------------------------------------------------------
                                             2001             2001           2000           1999           1998           1997
                                        --------------     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period      $    36.89       $    42.98     $    39.73     $    33.38     $    26.09     $    20.69
                                          ---------------------------------------------------------------------------------------
Income (loss) from Investment
  Operations
  Net investment income                         0.16             0.35           0.41           0.40           0.40           0.39
  Net realized & unrealized gain
    (loss) on securities                       (3.42)           (4.99)          3.59           6.51           7.44           5.57
                                          ---------------------------------------------------------------------------------------
  Total from investment operations             (3.26)           (4.64)          4.00           6.91           7.84           5.96
                                          ---------------------------------------------------------------------------------------
Distributions From:
  Net investment income                        (0.17)           (0.35)         (0.39)         (0.41)         (0.40)         (0.39)
  Net realized gain (loss) on
    securities                                    --            (1.10)         (0.36)         (0.15)         (0.15)         (0.17)
                                          ---------------------------------------------------------------------------------------
  Total distributions                          (0.17)           (1.45)         (0.75)         (0.56)         (0.55)         (0.56)
                                          ---------------------------------------------------------------------------------------
Net Asset Value, end of period            $    33.46       $    36.89     $    42.98     $    39.73     $    33.38     $    26.09
                                          ---------------------------------------------------------------------------------------
TOTAL RETURN                                   (9.28)%(a)      (10.87)%        10.10%         20.85%         30.30%         29.24%
                                          ---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of year (000's)       $4,304,412       $4,839,632     $5,373,192     $4,637,628     $3,482,655     $2,444,200
  Ratio of expenses to average net
    assets                                      0.36%(b)         0.34%          0.31%          0.32%          0.31%          0.34%
  Ratio of net investment income to
    average net assets                          0.98%(b)         0.86%          0.97%          1.13%          1.33%          1.76%
  Portfolio turnover rate                          3%               7%             6%             2%             3%             3%

------------

(a) Total return is not annualized.
(b) Annualized.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017 AGL VER 3/02

                                 VALIC COMPANY I


                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND
                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND
                           GOVERNMENT SECURITIES FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND
                              INCOME & GROWTH FUND
                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                              LARGE CAP GROWTH FUND
                               MID CAP INDEX FUND
                               MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                               OPPORTUNITIES FUND
                            SCIENCE & TECHNOLOGY FUND
                                 SMALL CAP FUND
                              SMALL CAP INDEX FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                   VALUE FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                     PART B



                                 MARCH 15, 2002



This Statement of Additional Information is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company I (the "Series Company"), formerly, North American Funds Variable Product Series I. It should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated March 15, 2002. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC" or "Adviser"), a Prospectus may be obtained by calling 1-800-448-2542 or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.


At the close of business on December 31, 2001, the name of each Fund changed, and one new Fund has been added. Please see "General Information and History" for a list of the old and new names for the Funds and the new Fund.

                                TABLE OF CONTENTS


                                                                            Page
General Information and History                                                4
Performance and Yield Information                                              5
Investment Restrictions                                                        7
      Fundamental Investment Restrictions                                      8
      Non-Fundamental Investment Restrictions                                  9
      Operating Policies                                                      10
Investment Practices                                                          12
      Adjustable Rate Securities                                              12
      American Depositary Receipts ("ADRs")                                   12
      Asset-Backed Securities                                                 12
      Bank Obligations                                                        13
      Convertible Securities                                                  13
      Emerging Markets                                                        14
      Eurodollar Obligations                                                  14
      Exchange Traded Funds                                                   15
      Fixed Income Securities                                                 15
      Foreign Currency Exchange Transactions and Forward Contracts            16
      Foreign Securities                                                      18
      Illiquid Securities                                                     19
      Lending Portfolio Securities                                            19
      Loan Participations                                                     19
      Lower Rated Debt Securities                                             20
      "Moral Obligation" Bonds                                                20
      Mortgage-Related Securities                                             21
      Options and Futures Contracts                                           24
      Real Estate Securities and Real Estate Investment Trusts ("REITs")      31
      Repurchase Agreements                                                   32
      Reverse Repurchase Agreements                                           32
      Rule 144A Securities                                                    33
      Standard and Poor's Depositary Receipts                                 33
      Swap Agreements                                                         33
      Variable Rate Demand Notes                                              35
      Warrants                                                                35
      When Issued Securities                                                  35
Investment Adviser                                                            35
      Code of Ethics                                                          37
Investment Sub-advisers                                                       38
Service Agreements                                                            40
Portfolio Transactions and Brokerage                                          41
Offering, Purchase, and Redemption of Fund Shares                             44
Determination of Net Asset Value                                              44
Accounting and Tax Treatment                                                  46
      Calls and Puts                                                          46
      Financial Futures Contracts                                             46
      Subchapter M of the Internal Revenue Code of 1986                       46
      Section 817(h) of the Code                                              47
Other Information                                                             47
      Shareholder Reports                                                     47
      Voting and Other Rights                                                 48
      Custody of Assets                                                       49
      Index Funds                                                             50

                                                                            Page
      Description of Corporate Bond Ratings                                   51
      Description of Commercial Paper Ratings                                 52
      Independent Auditors                                                    52
Management of the Series Company                                              52
      Compensation of Non-Affiliated Directors                                57

                         GENERAL INFORMATION AND HISTORY


The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the International Government Bond and the Nasdaq-100(R) Index, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment Sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.



The Series Company issues shares of common stock of each Fund to registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.


The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.


----------------------------------------------------------------------------------------------------------------------
NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
----------------------------------------------------------------------------------------------------------------------
AGSPC Asset Allocation Fund              North American - AG Asset Allocation   Asset Allocation Fund
                                         Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Capital Conservation Fund          North American - AG Capital            Capital Conservation Fund
                                         Conservation Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Government Securities Fund         North American - AG Government         Government Securities Fund
                                         Securities Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Growth & Income Fund               North American - AG Growth & Income    Growth & Income Fund
                                         Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC International Equities Fund        North American - AG International      International Equities Fund
                                         Equities Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC International Government Bond      North American - AG International      International Government Bond Fund
Fund                                     Government Bond Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Mid Cap Index Fund                 North American - AG Mid Cap            Mid Cap Index Fund
                                         Index Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Money Market Fund                  North American - AG 1 Money Market     Money Market I Fund
                                         Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - AG Nasdaq-100(R)      Nasdaq-100(R)Index Fund
                                         Index Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Small Cap Index Fund               North American - AG Small Cap Index    Small Cap Index Fund
                                         Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Social Awareness Fund              North American - AG Social Awareness   Social Awareness Fund
                                         Fund
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
----------------------------------------------------------------------------------------------------------------------
AGSPC Stock Index Fund                   North American - AG Stock Index Fund   Stock Index Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Growth Fund                        North American Core Equity Fund        Core Equity Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - American Century      Income & Growth Fund
                                         Income & Growth Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - American Century      International Growth I Fund
                                         International Growth Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - Founders Large Cap    Large Cap Growth Fund
                                         Growth Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - Founders/T. Rowe      Small Cap Fund
                                         Price Small Cap Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - Putnam                Opportunities Fund
                                         Opportunities Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 11/1/2000)                 North American - T. Rowe Price Blue    Blue Chip Growth Fund
                                         Chip Growth Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 11/1/2000)                 North American - T. Rowe Price         Health Sciences Fund
                                         Health Sciences Fund
----------------------------------------------------------------------------------------------------------------------
AGSPC Science & Technology Fund          North American - T. Rowe Price         Science & Technology Fund
                                         Science & Technology Fund
----------------------------------------------------------------------------------------------------------------------
N/A (new fund 12/31/2001)                N/A                                    Value Fund
----------------------------------------------------------------------------------------------------------------------


The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992.

                        PERFORMANCE AND YIELD INFORMATION


Because you invest in a Fund through a Contract, you should be aware the performance does not reflect contract charges or separate account charges which will reduce Fund values which are available to Participants. Information about separate account performance is available in the applicable contract prospectus.


AVERAGE ANNUAL TOTAL RETURN

Average Annual Total Return quotations for periods of 1, 5, and 10 years, or, since inception of the Fund, are calculated according to the following formula:

      P (1+T)n = ERV

      Where:
            P   = A hypothetical initial Purchase Payment of $1,000.
            T   = Average annual total return.

            N   = Number of years.
            ERV = Ending redeemable value of a hypothetical $1,000 Purchase
                  Payment made at the beginning of the first period.

Average Annual Total Return reflects the deduction of Fund expenses and assumes that all dividends and distributions are reinvested when paid.




SEVEN DAY YIELDS

The yield of the Money Market I Fund is its net income expressed as a percentage of assets on an annualized basis for a seven day period. The Money Market I Fund may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("base period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

         Seven Day Effective Yield = [(Base Period Return + 1)365/7 - 1]

For the period ending May 31, 2001, the Seven Day Current Yield for the Money Market I Fund was 3.85%, compounded to the Seven Day Effective Yield of 3.93%.

30 DAY CURRENT YIELD

The Capital Conservation Fund, Government Securities Fund, and the International Government Bond Fund may quote a 30 Day Current Yield which is determined based on the current 30 day period, according to the following standardized formula:

      Yield = 2[(1 + NII )(6) - 1]
                    --------
                S x NAV

      Where:
               NII = Net investment income (interest income, plus dividend income, plus other income, less fund expenses).
               S   = Average daily shares outstanding.
               NAV = Net asset value per share on the last day of the period.

The 30-Day Current Yields for the period ending May 31, 2001 were:


Capital Conservation Fund                                    4.72%
Government Securities Fund                                   4.28%
International Government Bond Fund                           3.58%


DISTRIBUTION RATE CALCULATION

The Funds may advertise a non-standardized distribution rate. The distribution rate may be calculated as frequently as daily, based on the latest normal dividend paid. The latest normal dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value or the maximum offering price. For example, a bond fund may pay a monthly dividend of 0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89. That equals a distribution rate of 5.50%.

The distribution rate measures the level of the ordinary income, including short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the fund's investments.


ANNUAL AVERAGE TOTAL RETURNS AS OF MAY 31, 2001



FUND NAME                                       INCEPTION                                            SINCE
                                                     DATE      1 YEAR     5 YEARS     10 YEARS   INCEPTION
ASSET ALLOCATION FUND                            09/06/83      -2.46%      10.53%        9.39%         N/A
BLUE CHIP GROWTH FUND                            11/01/00         N/A         N/A          N/A     -14.14%
CAPITAL CONSERVATION FUND                        01/16/86      13.35%       6.94%        7.52%         N/A
CORE EQUITY FUND                                 04/29/94     -11.62%       7.19%          N/A      13.13%
GOVERNMENT SECURITIES FUND                       01/16/86      12.23%       6.94%        7.23%         N/A
GROWTH & INCOME FUND                             04/29/94     -10.91%       9.90%          N/A      13.30%
HEALTH SCIENCES FUND                             11/01/00         N/A         N/A          N/A     -10.60%
INCOME & GROWTH FUND                             12/08/00         N/A         N/A          N/A      -3.60% (B)
INTERNATIONAL EQUITIES FUND                      10/02/89     -19.59%       3.25%        5.46%         N/A
INTERNATIONAL GOVERNMENT BOND FUND               10/01/91      -4.47%       0.17%          N/A       4.87%
INTERNATIONAL GROWTH I FUND                      12/08/00         N/A         N/A          N/A     -16.55%
LARGE CAP GROWTH FUND                            12/08/00         N/A         N/A          N/A     -25.70%
MID CAP INDEX FUND                               10/01/91      10.11%      17.89%          N/A      16.58%
MONEY MARKET I FUND                              01/16/86       5.77%       5.22%        4.64%         N/A
NASDAQ-100 INDEX FUND                            10/01/00         N/A         N/A          N/A     -49.01%
OPPORTUNITIES FUND                               10/01/00         N/A         N/A          N/A     -35.40%
SCIENCE & TECHNOLOGY FUND                        04/29/94     -42.24%       8.10%          N/A      18.92%
SMALL CAP FUND                                   12/08/00         N/A         N/A          N/A      -9.10%
SMALL CAP INDEX FUND                             05/01/92       5.23%       8.10%          N/A      11.51%
SOCIAL AWARENESS FUND                            10/02/89     -12.33%      13.98%       13.51%         N/A
STOCK INDEX FUND                                 04/20/87     -10.87%      14.84%       14.43%         N/A


                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.


FUNDAMENTAL INVESTMENT RESTRICTIONS


BORROWING

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION

All Funds except Health Sciences and Nasdaq-100 Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION

All Funds except Health Sciences, International Government Bond, and the Nasdaq-100 Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

ISSUANCE OF SENIOR SECURITIES

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

LENDING

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE

All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


CONTROL OF COMPANIES

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES

All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

FOREIGN SECURITIES

All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

      100%

      International Equities Fund
      International Government Bond Fund
      International Growth I Fund


      35%

      Asset Allocation Fund
      Core Equity Fund
      Growth & Income Fund
      Health Sciences Fund
      Income & Growth Fund
      Mid Cap Index Fund
      Nasdaq-100 Index Fund
      Opportunities Fund
      Small Cap Index Fund
      Stock Index Fund


      30%

      Large Cap Growth Fund
      Science & Technology Fund
      Small Cap Fund

      20%
      Blue Chip Growth Fund
      Capital Conservation Fund
      Government Securities Fund
      Money Market I Fund (payable in U.S. Dollars)
      Socially Responsible Fund

      15% or less
      Value Fund

MARGIN

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.


SHORT SALES



All Funds: Each of the Funds other than Money Market I Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has the right to acquire through the conversion of exchange of other securities it owns, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


INVESTMENT COMPANIES

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)


OPERATING POLICIES


ASSET-BACKED SECURITIES

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.


SINGLE INVESTMENT COMPANIES



All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 5% of total assets in a single investment company.


TOTAL INVESTMENT COMPANY INVESTMENT

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation. A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS

All Funds: To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.




BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND


As noted in the prospectus, T. Rowe Price Associates, Inc. ("T. Rowe Price") is the Sub-adviser for the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a Money Market I Fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such Money Market I Funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).


As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing Money Market I Funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES


Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.


Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")


Each Fund except Money Market I Fund, may purchase ADRs. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and
(ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.


ASSET-BACKED SECURITIES


Each Fund may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.


Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral

(usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.


The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.


Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Growth & Income Fund, Health Sciences, Income & Growth Fund, International Growth I Fund, International Equities Fund, Science and Technology Fund, Small Cap Fund, Social Awareness Fund and Value Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

EMERGING MARKETS


International Government Bond Fund, International Equities Fund, International Growth I Fund and Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.




EURODOLLAR OBLIGATIONS


Each Fund may, in accordance with their investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.


Such securities are not registered with the Securities and Exchange Commission ("SEC") and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of Federal Deposit Insurance Corporation ("FDIC") member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.





EXCHANGE TRADED FUNDS ("ETFS")



Each Fund may invest in ETFs, with the same percentage limitations as investments in registered investment companies. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.


FIXED INCOME SECURITIES


Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other NRSRO or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Adviser or Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section below regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.


The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.




FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS


Each Fund, except Government Securities Fund and Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.


Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.


1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."



2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.


At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.


Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.



Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-AdviserSub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.


The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.


FOREIGN SECURITIES



Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.



A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.



In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.



Money Market Securities of Foreign Issuers



Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.


ILLIQUID SECURITIES


Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.


LENDING PORTFOLIO SECURITIES


Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by State Street Bank and Trust Company ("State Street" or "Custodian"), custodian to the Funds and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.


Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS


Each Fund may invest in Loan Participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.


LOWER RATED DEBT SECURITIES

Capital Conservation Fund, Income & Growth Fund, International Government Bond Fund and Value Fund may invest in below investment grade bonds. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.


Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. VALIC or a Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.


"MORAL OBLIGATION" BONDS

The Value Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments.

MORTGAGE-RELATED SECURITIES


All Funds except Blue Chip Growth Fund, Health Sciences Fund and the Science & Technology Fund may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund and Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.


Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, VALIC or a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (SMBS)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices


Each Fund, except Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, International Government Bond Fund and Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.


To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.


Each Fund, except the Money Market I Fund, may write options on securities and securities indices.The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.


Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The International Equities Fund, International Government Bond Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, Government Securities Fund, International Equities Fund, International Government Bond Fund, Science and Technology Fund and Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds have established standards of creditworthiness for these primary dealers.

Writing Covered Call and Put Options and Purchasing Call and Put Options


Each Fund, except the Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund, the Science & Technology Fund and the Small Cap Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.


The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.


Each Fund, except the Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The International Equities Fund and the International Government Bond Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.


A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by the Capital Conservation Fund, the Government Securities Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund and the Small Cap Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."


Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.


Financial Futures Contracts

Each Fund, except the Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. Blue Chip Growth Fund, Core Equity Fund, Growth & Income Fund, Health Sciences, Science & Technology Fund and Small Cap Fund may also write covered put options on stock index futures contracts. Blue Chip Growth Fund, Health Sciences Fund, International Equities Fund, International Government Bond Fund and Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures are due to start trading in the U.S. on December 21, 2001. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


Unlisted financial futures contracts, which may be purchased or sold only by the International Equities Fund and the International Government Bond Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% (10% in the case of the Money Market I Fund) of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund or subadviser, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian or subadviser or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short
(sale) positions in the financial futures contract, a process known as "marking to market."


A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.


Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail the following risks. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this Statement of Additional Information. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.


The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate. However, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.


Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")


Each Fund, except the Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks,
(ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.



Each Fund, except the Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Board of Directors. The underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs (Nationally Recognized Statistical Rating Organization) and must be determined to present minimal credit risk. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds do not intend to sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Board of Directors of the Series Company will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

REVERSE REPURCHASE AGREEMENTS


Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund and Science & Technology Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

STANDARD AND POOR'S DEPOSITARY RECEIPTS


Asset Allocation Fund, Blue Chip Growth Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, International Equities Fund, Core Equity Fund, Growth & Income Fund, Mid Cap Index Fund, Science & Technology Fund, Small Cap Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund may each, consistent with its investment strategies, purchase Standard & Poor's Depositary Receipts ("SPDR's"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Funds as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.


SWAP AGREEMENTS


Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund and Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.



Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.



Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

VARIABLE RATE DEMAND NOTES



Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.


WARRANTS


Each Fund, except Money Market I Fund and International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


WHEN-ISSUED SECURITIES


Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.


                               INVESTMENT ADVISER


VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was approved by the Board of Directors on July 16-17, 2001 and shareholders December 28, 2001. Under the Investment Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.


VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc.

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage the investment of the assets of each Fund, maintain a trading desk, and place orders for the purchase and sale of portfolio securities. As investment adviser, VALIC obtains and evaluates as appropriate economic, statistical, and financial information in order to formulate and implement investment programs in furtherance of each Fund's investment objective and investment program. Pursuant to the Advisory Agreement, VALIC provides other services including furnishing the services of the President and such other executives and clerical personnel as the Series Company requires to conduct its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below; however, no fees are shown for the fiscal periods in which new Funds did not exist.

                                              INVESTMENT ADVISORY FEES PAID FOR
                                                  FISCAL YEAR ENDED MAY 31,
      FUND NAME                                2001         2000         1999
      Asset Allocation Fund                 $1,121,125   $1,254,274   $1,106,792
      Blue Chip Growth Fund                     38,263          N/A          N/A
      Capital Conservation Fund                262,895      287,542      327,092
      Core Equity Fund                       8,220,974    9,575,104    9,178,668
      Government Securities Fund               547,091      509,656      537,883
      Growth & Income Fund                   2,232,908    2,428,870    2,053,954
      Health Sciences Fund                      63,797          N/A          N/A
      Income & Growth Fund                     938,779          N/A          N/A
      International Equities Fund              493,297      570,981      509,578
      International Government Bond Fund       559,732      703,610      810,795
      International Growth I Fund            2,800,107          N/A          N/A
      Large Cap Growth Fund                  3,252,656          N/A          N/A
      Mid Cap Index Fund                     2,982,039    2,636,451    2,426,931
      Money Market I Fund                    2,713,690    2,266,773    1,301,265
      Nasdaq-100 Index Fund                     32,370          N/A          N/A
      Putnam Opportunities Fund                 26,116          N/A          N/A
      Small Cap Fund                           806,532          N/A          N/A
      Science & Technology Fund             26,813,049   25,760,947   11,204,880
      Small Cap Index Fund                   3,050,218      805,325      752,025
      Social Awareness Fund                  2,722,149    2,883,456    2,076,498
      Stock Index Fund                      13,473,997   13,283,779   10,367,253


VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002 (through December 8, 2002 for those marked with an asterisk):

                 FUND           MAXIMUM FUND EXPENSE   EXPENSE BEFORE LIMITATION
Core Equity Fund                        0.85%                    0.88%
Growth & Income Fund                    0.85%                    0.83%
Income and Growth Fund*                 0.83%                    0.98%
International Growth I Fund*            1.06%                    1.37%
Large Cap Growth Fund*                  1.06%                    1.22%
Money Market I Fund                     0.60%                    0.58%
Science and Technology Fund             1.00%                    0.98%
Small Cap Fund                          0.95%                    1.09%


The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

The Advisory Agreement may be continued with respect to any Fund if specifically approved at least annually by (a) (i) the Series Company's Board of Directors or
(ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) by votes cast in person at a meeting called for this purpose. The Advisory Agreement also provides that it shall terminate automatically if assigned. The Advisory Agreement may be terminated as to any Fund at any time by the Series Company's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty. Additionally, under the Advisory Agreement, VALIC shall not be liable to the Series Company, or any shareholder in the Series Company, for any act or omission in rendering services under the Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics in compliance with the 1940 Act and the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). This Code of Ethics is designed to detect and prevent violations of the Advisers Act and the 1940 Act through established procedures and restrictions concerning certain employee personal investment trading activities.

                             INVESTMENT SUB-ADVISERS


Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:


FUND NAME                      SUB-ADVISER NAME
---------                      ----------------
Blue Chip Growth Fund          T. Rowe Price Associates, Inc. ("T. Rowe Price")
Core Equity Fund (see below)   Wellington Management Company, LLP ("Wellington")
Health Sciences Fund           T. Rowe Price
Income & Growth Fund           American Century Investment Management, Inc. ("American Century")
International Growth I Fund    American Century
Opportunities Fund             Putnam Investment Management, LLC ("Putnam")
Science & Technology Fund      T. Rowe Price
Small Cap Fund                 Founders Asset Management LLC ("Founders") and T. Rowe Price
Value Fund                     Putnam



Effective January 1, 2002, VALIC added a second Sub-adviser to Core Equity Fund, WM Advisors, Inc., an indirect wholly-owned subsidiary of Washington Mutual, Inc. Wellington became the Sub-adviser to the Fund on September 1, 1999. Prior to then, it was sub-advised by T. Rowe Price. WM Advisors, Inc. and Wellington will each sub-advise approximately 50% of Core Equity's portfolio.



On December 28, 2001, shareholders of the Series Company approved investment sub-advisory agreements with two of VALIC's affiliates, AIG Global Investment Corp. ("AIGGIC") and SunAmerica Asset Management Corp. ("SAAMCo"), effective January 1, 2002. The affiliated Sub-adviser changes are as follows:



FUND NAME                            NEW SUB-ADVISER
--------------------------------------------------------------------------------
Growth & Income Fund                 SunAmerica Asset Management Corp. ("SAAMCo")
Large Cap Growth Fund                SAAMCo
Money Market I Fund                  SAAMCo
Asset Allocation Fund                AIG Global Investment Corp. ("AIGGIC")
Capital Conservation Fund            AIGGIC
Government Securities Fund           AIGGIC
International Equities Fund          AIGGIC
International Government Bond Fund   AIGGIC
Mid Cap Index Fund                   AIGGIC
Nasdaq-100 Index Fund                AIGGIC
Small Cap Index Fund                 AIGGIC
Social Awareness Fund                AIGGIC
Stock Index Fund                     AIGGIC




In selecting Sub-advisers, the Series Company's Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid to each Sub-adviser.



Pursuant to the Investment Sub-Advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-Aadvisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.



The Investment Sub-Advisory Agreements provide that the Sub-advisers will bear the expense of discharging their responsibilities.



For the fiscal years ended May 31, 2001, 2000 and 1999, respectively, VALIC paid the investment Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below; however, no fees are shown for the fiscal periods in which Funds did not exist.



FUND NAME                     SUB-ADVISER NAME            2001        2000          1999
Blue Chip Growth Fund         T. Rowe Price            $29,932          N/A          N/A
Core Equity Fund              Wellington, from       1,391,010   $1,970,116          N/A
                              9/1/1999 to present

                              T. Rowe Price, prior         N/A    1,500,348   $5,397,109
                              to 9/1/1999
Health Sciences Fund          T. Rowe Price             73,923          N/A          N/A
Income & Growth Fund          American Century         727,350          N/A          N/A
International Growth I Fund   American Century       2,166,787          N/A          N/A
Large Cap Growth Fund         Founders               1,838,012          N/A          N/A
Nasdaq-100 Index Fund         AGIM                      17,134          N/A          N/A
Putnam Opportunities Fund     Putnam                    14,367          N/A          N/A
Science & Technology Fund     T. Rowe Price          7,415,473   12,352,442    5,520,780
Small Cap Fund                Founders and T.        2,534,152          N/A          N/A
                              Rowe Price


The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised domestic equity assets. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion.

American Century is a wholly-owned subsidiary of American Century Companies, Inc. AIGGIC is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Putnam is owned by Marsh & McLennan Companies, Inc. and the firms senior professionals, except for a minority stake. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Wellington is a limited independent partnership owned entirely by 76 partners. W.M. Advisors, Inc. is a wholly-owned subsidiary of New American Capital, Inc. and a wholly-owned indirect subsidiary of Washington Mutual, Inc.


The Investment Sub-Advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Series Company's Board of Directors who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Series Company's Board of Directors or a majority of the relevant Fund's outstanding voting securities.


The Investment Sub-Advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Investment Sub-Advisory Agreements may be terminated at any time by VALIC, the relevant Sub-adviser, the Series Company's Board of Directors, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice. Such termination shall be without the payment of any penalty.



The Investment Sub-Advisory Agreements provide that the Sub-advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Investment Sub-Advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of the Sub-advisers.


                               SERVICE AGREEMENTS


SERVICE AGREEMENTS WITH AFFILIATES


The Series Company has service agreements with VALIC and SAAMCo to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.


Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. These fees are paid directly by the Funds.

For the fiscal years ended May 31, 2001, 2000 and 1999, respectively, the Funds paid VALIC the following accounting and administrative services fees and transfer agent fees. No fees are shown for the fiscal periods in which the new funds did not exist.

      FUND NAME                                   2001         2000         1999
      Asset Allocation Fund                $    75,803   $   75,256   $   39,549
      Blue Chip Growth Fund                      1,947           --           --
      Capital Conservation Fund                 18,041       17,253       11,178
      Core Equity Fund                         346,065      359,066      202,205
      Government Securities Fund                37,632       30,579       18,827
      Growth & Income Fund                     100,287       97,155       49,387
      Health Sciences Fund                       2,701           --           --
      Income & Growth Fund                      46,241           --           --
      International Equities Fund               43,046       50,347       25,429
      International Government Bond Fund        34,250       43,870       28,713
      International Growth I Fund              104,334           --           --
      Large Cap Growth Fund                    121,250           --           --
      Mid Cap Index Fund                       339,651      135,722      103,094
      Money Market I Fund                      186,313      150,983       47,447
      Nasdaq-100 Index Fund                      3,155           --           --
      Putnam Opportunities Fund                    989           --           --
      Small Cap Fund                           128,137           --           --
      Science & Technology Fund                985,072      858,698      225,428
      Small Cap Index Fund                      78,553       69,028       38,011
      Social Awareness Fund                    183,488      173,007       75,764
      Stock Index Fund                       1,755,260    1,534,054      713,451

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.



Virtually all of the over-the-counter transactions by Asset Allocation Fund, Money Market I Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund and Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. Mid Cap Index Fund, Stock Index Fund, International Equities Fund, Small Cap Index Fund, Nasdaq-100 Index Fund, Blue Chip Fund, and Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. Core Equity Fund, Growth and Income Fund, Putnam Opportunities Fund, Income and Growth Fund, International Growth Fund, Large Cap Growth Fund, Health Sciences Fund, Small Cap Fund and Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.


When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.



Directed brokerage: A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield.



Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.



The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them;

nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.


The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.


The following table lists brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2001, 2000 and 1999. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers or to VALIC.


      FUND NAME                                   2001         2000         1999
      Asset Allocation Fund                 $    7,236   $   23,687   $   26,092
      Blue Chip Growth Fund                      8,072           --           --
      Capital Conservation Fund                     --           --           --
      Core Equity Fund (1)                   1,255,383    2,716,829    1,251,907
      Government Securities Fund                   975           --           --
      Growth & Income Fund                     211,136      256,743      347,994
      Health Sciences Fund                      16,449           --           --
      Income & Growth Fund                     207,531      151,396       68,659
      International Equities Fund              253,656           --           --
      International Government Bond Fund            --           --           --
      International Growth I Fund            3,237,284           --           --
      Large Cap Growth Fund (2)                846,629           --           --
      Mid Cap Index Fund                       195,042      216,686      201,597
      Money Market I Fund                           --           --           --
      Nasdaq-100 Index Fund                      8,053           --           --
      Putnam Opportunities Fund                  4,392           --           --
      Science & Technology Fund (3)          3,496,789    2,340,193    1,460,178
      Small Cap Fund                           736,024           --           --
      Small Cap Index Fund                     124,760       40,751       42,873
      Social Awareness Fund                    156,856      224,333      297,390
      Stock Index Fund                         213,055      223,557      123,942

----------
(1) For the Fiscal year ended May 31, 2001, the Core Equity Fund paid $333,717 in brokerage commissions on transactions totaling $351,459,129, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.
(2) For the Fiscal year ended May 31, 2001, the Large Cap Growth Fund paid $120,544 in brokerage commissions to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.
(3) For the Fiscal year ended May 31, 2001, the Science & Technology Fund paid $13,248,690 in brokerage commissions on transactions totaling $3,103,406,097, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.


Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. On those occasions when such simultaneous purchase and sale transactions are made such transaction will be allocated in an equitable manner according to written procedures approved by the Series Company's Board of Directors. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.


                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the Securities and Exchange Commission has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign over-the-counter securities, then such securities will be valued in good faith by a method that the Series Company's Board of Directors, or its delegates, believes accurately reflects fair value. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in such foreign securities may not take place contemporaneously with the valuation of such foreign securities in those Funds' portfolios.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded. Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers in such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts.

All of the assets of the Money Market I Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Directors has established procedures reasonably designed, taking into account current market conditions and Money Market I Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market I Fund's net asset value might still decline.

                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE INTERNAL REVENUE CODE OF 1986

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

SECTION 817(H) OF THE CODE

The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS

The Series Company has an authorized capitalization of 22 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 22 classes comprising 750 million to 1 billion shares each. Each of the 22 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund. See "Voting Rights" in the Contract Prospectus for a discussion of the manner in which shares of the Fund are voted.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their contract. See the contract prospectus for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.


VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.



At May 31, 2001, VALIC Separate Account A, American General Annuity Insurance Company ("AGA"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):



                                                         VALIC      AGA      AGL
      Asset Allocation Fund                             99.94%        *        *
      Blue Chip Growth Fund                            100.00%       *0       *0
      Capital Conservation Fund                        100.00%       *0       *0
      Core Equity Fund                                  97.55%        *        *
      Government Securities Fund                        82.59%   17.41%        *
      Growth & Income Fund                              91.82%    8.18%        *
      Health Sciences Fund                             100.00%       *0       *0
      Income & Growth Fund                             100.00%       *0       *0
      International Equities Fund                       93.81%        *        *
      International Government Bond Fund               100.00%       *0       *0
      International Growth I Fund                      100.00%       *0       *0
      Large Cap Growth Fund                            100.00%       *0       *0
      Mid Cap Index Fund                                97.33%        *        *

                                                         VALIC      AGA      AGL
      Money Market I Fund                               84.14%        *   13.51%
      Nasdaq-100 Index Fund                             96.34%        *        *
      Putnam Opportunities Fund                         97.63%        *        *
      Science & Technology Fund                         99.95%        *        *
      Small Cap Fund                                   100.00%       *0       *0
      Small Cap Index Fund                              99.81%        *        *
      Social Awareness Fund                             99.99%        *        *
      Stock Index Fund                                  93.98%        *        *


As of May 31, 2001, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, American General Corporation Thrift Plan and VALIC Agents' and Managers' Thrift Plan. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories approved by the Board of Directors. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.

State Street holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the FCMs through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

This arrangement regarding margin deposits essentially consists of State Street creating a separate segregated account into which it transfers (upon the Series Company's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Series Company has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Series Company and the FCMs or brokers. The Series Company has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of State Street until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker, (3) that when requested by the Series Company the FCM or broker will cause State Street to release to its general custodial account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Series Company's obligations to the FCM or broker under the terms of such agreement.

If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with State Street, as appropriate.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400 Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500 Index or S&P Mid Cap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.



S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MID CAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500 INDEX OR S&P MID CAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MID CAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A and Prime Commercial Paper Ratings.

Commercial paper rated A by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although, in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Its other two ratings, Prime-2 and Prime-3, are designated Higher Quality and High Quality, respectively.

INDEPENDENT AUDITORS

Ernst & Young LLP, One Houston Center, 1221 McKinney, Suite 2400, Houston, Texas 77010, serve as independent auditors of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY


The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. Each person is a Director or Trustee of the Series Company and VALIC Company II (formerly, North American Funds Variable Product Series II), each an open-end investment company for which VALIC serves as the investment adviser.

NAME, BIRTH DATE                POSITION(S) WITH       BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
AND ADDRESS                     NAFV I                 AND OTHER DIRECTORSHIPS
------------------------------- ---------------------- -------------------------------------------------------------
Robert P. Condon (1)            Director and           President, VALIC (2000-Present); Executive Vice
12/28/41                        President since 2001   President-Sales and Marketing, American General
2929 Allen Parkway                                     Retirement Services (1999-Present); Formerly,
Houston, Texas 77019                                   Executive Vice President, Fidelity Federal Bank
                                                       (1993-1999). (2)

Dr. Judith L. Craven            Director since 1998    Retired Administrator. Director, Compaq Computer
10/06/45                                               Corporation (1992-Present); Director, A.G. Belo
2929 Allen Parkway                                     Corporation, a media company (1992-Present);
Houston, Texas 77019                                   Director, Sysco Corporation, a food marketing
                                                       and distribution company (1996-Present);
                                                       Director, Luby's, Inc., a restaurant chain
                                                       (1998-Present); Director, University of Texas
                                                       Board of Regents (2001-Present). Formerly,
                                                       Director, CypressTree Senior Floating Rate Fund,
                                                       Inc. (2000-2001); President, United Way of the
                                                       Texas Gulf Coast, a not for profit organization
                                                       (1992-1998); Director, Houston Branch of the
                                                       Federal Reserve Bank of Dallas (1992-2000).
                                                       (2)(4)

William F. Devin                Director since 2001    Member, Board of Governors, Boston Stock
12/30/38                                               Exchange (1985-Present). Formerly, Executive
286 Congress Street                                    Vice President, Fidelity Capital Markets, a
Boston, Massachusetts                                  division of National Financial Services
02210                                                  Corporation (1966-1996); Formerly, Director,
                                                       CypressTree Senior Floating Rate Fund, Inc.
                                                       (October 1997 to May 2001). (2)(4)

Dr. Timothy J. Ebner            Director since 1998    Professor and Head, Department of Neuroscience,
07/15/49                                               and Visscher Chair of Physiology, University of
2929 Allen Parkway                                     Minnesota (1999-Present). Formerly, Director,
Houston, Texas 77019                                   Graduate Program in Neuroscience, University of
                                                       Minnesota (1995-1999); Professor of
                                                       Neurosurgery, University of Minnesota
                                                       (1980-1999); Consultant to EMPI Inc.
                                                       (manufacturer of medical products) (1994-1995);
                                                       and Medtronic Inc. (manufacturer of medical
                                                       products) (1997-1998). (2)

Judge Gustavo E.                Director since 1998    Municipal Court Judge, Dallas, Texas
Gonzales, Jr.                                          (1995-Present); Formerly, private attorney
07/27/40                                               (litigation) (1980-1995). Formerly, Director,
2929 Allen Parkway                                     Downtown Dallas YMCA Board (1996-2000) and
Houston, Texas 77019                                   Dallas Easter Seals Society (1997-2000). (2)

Dr. Norman Hackerman            Director since 1984    Chairman - Scientific Advisory Board for The
03/02/12                                               Robert A. Welch Foundation (1983-Present);
2929 Allen Parkway                                     Director, Electrosource, Inc. (develops,
Houston, Texas 77019                                   manufactures and markets energy storage
                                                       products); President Emeritus, Rice University,
                                                       Houston, Texas (1985-Present). (2)

NAME, BIRTH DATE                POSITION(S) WITH       BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
AND ADDRESS                     NAFV I                 AND OTHER DIRECTORSHIPS
------------------------------- ---------------------- -------------------------------------------------------------
Peter A. Harbeck (1)            Director since 2001    Director and President and Chief Executive
1/23/54                                                Officer, SAAMCo (August 1995-Present); Director,
The SunAmerica Center                                  AIG Asset Management International, Inc.
733 Third Avenue                                       (February 2000-Present); Managing Director, John
New York, New York                                     McStay Investment Counsel, L.P. (June
10017-3204                                             1999-Present); Director, SunAmerica Capital
                                                       Services, Inc. (August 1993-Present); Director
                                                       and President, SunAmerica Fund Services, Inc.
                                                       (May 1988-Present); President, Director/Trustee,
                                                       SunAmerica Mutual Funds and Anchor Series Trust
                                                       (1994-Present). (2)(3)

Dr. John Wm. Lancaster          Director since 1984    Pastor Emeritus and Director of Planned Giving,
12/15/23                                               First Presbyterian Church, Houston, Texas
2929 Allen Parkway                                     (1997-Present). (2)
Houston, Texas 77019

Kenneth J. Lavery               Director since 2001    Vice President of Massachusetts Capital
12/30/49                                               Resources Company. Formerly, Director,
286 Congress Street                                    CypressTree Senior Floating Rate Fund, Inc.
Boston, Massachusetts                                  (October 1997 to May 2001). (2)
02210

Ben H. Love                     Director since 1991    Retired. Formerly, Director, Mid-American Waste,
09/26/30                                               Inc. (waste products) (1993-1997) and Chief
2929 Allen Parkway                                     Executive, Boy Scouts of America (1985-1993). (2)
Houston, Texas 77019

Dr. John E. Maupin, Jr.         Director since 1998    President, Meharry Medical College, Nashville,
10/28/46                                               Tennessee (1994-Present); Nashville Advisory
2929 Allen Parkway                                     Board Member; Director, Monarch Dental
Houston, Texas 77019                                   Corporation (1997-Present) and Pinnacle
                                                       Financial Partners, Inc. (2000-Present).
                                                       Formerly, Director, LifePoint Hospitals, Inc.
                                                       (1998-1999). (3)(4)



------------
(1) Interested Director, as defined within the 1940 Act, because of the Director's employment by VALIC (Mr. Condon) or SAAMCo, a company affiliated with VALIC (Mr. Harbeck).
(2) A Director or Trustee of 37 investment companies associated with American General for which VALIC serves as the investment adviser.
(3) A Director or Trustee of 80 investment companies associated with American General for which an affiliate of VALIC serves as investment adviser.
(4) A Director or Trustee of 72 investment company portfolios associated with American General for which VALIC or an affiliate serves as investment adviser.


EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES


The officers of NAFV I are elected by the Directors. Each officer holds office until the qualification and election of his or her successor. The following table sets forth certain information concerning the executive officers. The business address of each officer, except for Messrs. Gutermanand Zakem and Ms. Handel is 2929 Allen Parkway,

Houston, Texas 77019. Mr. Guterman's business address is 175 Water Street, New York, New York 10038. The business address for Mr. Zakem and Ms. Handel is 733 Third Avenue, New York, New York 10017-3204.



NAME AND DATE OF BIRTH   POSITION(S) WITH FUND           BUSINESS EXPERIENCE DURING THE LAST 5 YEARS

-----------------------------------------------------------------------------------------------------
Evelyn M. Curran         Vice President since 2001       Vice President, American General Fund Group
06/04/65                                                 (1999-Present). Formerly, Senior Attorney,
                                                         American General (1997-1999); Senior
                                                         Attorney, Western National Life Insurance
                                                         Company (1994-1997).

Nori L. Gabert           Secretary since 2000 and        Vice President and Associate General
08/15/53                 Vice President since 1998       Counsel, SAAMCo (2001-Present); Vice
                                                         President and Secretary of VC I and VC II
                                                         (1997-Present). Formerly, Senior Counsel,
                                                         American General Financial Group
                                                         (1997-2001); Of Counsel, Winstead Sechrest &
                                                         Minick P.C. (1997); Vice President and
                                                         Associate General Counsel of Van Kampen,
                                                         Inc. (1981-1996).

Steven Guterman          Vice President and Senior       Executive Vice President, Head of
08/07/53                 Investment Officer since 1999   Institutional Asset Management, AGIM
                                                         (1998-Present). Formerly, Managing Director
                                                         and Head of U.S. Fixed Income Portfolio
                                                         Management, Salomon Brothers Asset
                                                         Management (1990-1998).

Donna Handel             Vice President and Assistant    Vice President, Anchor Pathway Fund ("APF")
06/25/66                 Treasurer since 2001            and SunAmerica Series Trust ("SAST")
                                                         (November 2000-Present); Assistant
                                                         Treasurer, APF and SAST (October
                                                         1999-Present); Vice President, SunAmerica
                                                         (1996-Present); Vice President (since 2000)
                                                         and Assistant Treasurer, SunAmerica Equity
                                                         Funds, SunAmerica Income Funds and
                                                         SunAmerica Money Market II Funds, Inc.
                                                         Anchor Series Trust ("AST") and SunAmerica
                                                         Style Select Series, Inc. (1996-Present);
                                                         Vice President (since 2000) and Assistant
                                                         Treasurer, SunAmerica Strategic Investment
                                                         Series, Inc. and Seasons Series Trust
                                                         ("Seasons") (1999-Present).

Gregory R. Kingston      Treasurer since 2000 and        Vice President, Fund Accounting, AGIM
01/18/66                 Assistant Treasurer             (1999-Present). Formerly, Assistant
                         since 1999                      Treasurer, First Investor Management Company
                                                         (1994-1999).

Todd L. Spillane         Chief Compliance Officer        Chief Compliance Officer, AGIM
12/20/58                 since 2000                      (1999-Present). Formerly, Chief Compliance
                                                         Officer, Nicholas Applegate Capital
                                                         Management (1994-1999).

Robert M. Zakem          Vice President and Assistant    Senior Vice President and General Counsel,
1/26/58                  Secretary since 2001            SAAMCo, (1993-Present); Vice President,
                                                         General Counsel and Assistant Secretary, AIG
                                                         Asset Management International, Inc.,
                                                         (February 2000-Present); Executive Vice
                                                         President, General Counsel and Director,
                                                         SunAmerica Capital Services, Inc.,
                                                         (1993-Present); Vice President, General
                                                         Counsel and Assistant Secretary, SunAmerica
                                                         Fund Services, Inc., (1994-Present); Vice
                                                         President, Seasons, SAST and APF, Assistant
                                                         Secretary, SAST and APF (1993-Present);
                                                         Assistant Secretary, Seasons (1997-Present).



Independent members of the Board receive an annual retainer of $28,000, $3,200 for each Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Nominating Committee members receive an additional $1,000 for each committee meeting attended. Committee chairs receive an additional $500 for each committee meeting chaired.


The Series Company has an Audit Committee. The Series Company's Audit Committee consists of Dr. Lancaster (Chairman), Dr. Hackerman, Dr. Paulsen, Dr. Maupin, Mr. Love and Mr. Devin. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Series Company has a Nominating Committee. The Series Company's Nominating Committee consists of Mr. Love (Chairman), Judge Gonzales, Dr. Hackerman, Mr. Lavery and Dr. Craven. The Nominating Committee recommends to the Board nominees for independent trustee membership, reviews governance procedures and Board composition, and periodically reviews trustee compensation. The Series Company does not have a standing compensation committee.

The directors of the Series Company who are not affiliated with VALIC are each paid annual directors' fees and are reimbursed for certain out-of-pocket expenses by the Series Company. The directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2001.

COMPENSATION OF NON-AFFILIATED DIRECTORS


The following table sets forth information regarding compensation and benefits earned by the Directors who are not affiliated with VALIC for the fiscal year ending May 31, 2001. Messrs. Devin and Lavery were elected to the Board on October 22, 2001 and thus, are not shown in the table below. Interested Directors (Messrs. Condon and Harbeck were elected to the Board on October 22,
2001) are not eligible for compensation or retirement benefits and thus, are not shown below.


                               COMPENSATION TABLE
                         FISCAL YEAR ENDING MAY 31, 2001


                                                            PENSION OR                               TOTAL
                                                            RETIREMENT                         COMPENSATION FROM
                                                         BENEFITS ACCRUED   ESTIMATED ANNUAL     FUND AND FUND
                                         AGGREGATE       AS PART OF FUND      BENEFITS UPON     COMPLEX PAID TO
                                     COMPENSATION FROM       EXPENSES          RETIREMENT        DIRECTORS (1)
      NAME OF PERSON, POSITION             FUND
Dr. Judith L. Craven, Director            $32,683              $ 0                 (2)              $53,813

Dr. Timothy J. Ebner, Director            $30,240(3)           $ 0                 (2)              $50,575

Judge Gustavo E. Gonzales, Jr.,           $30,229(3)           $ 0                 (2)              $48,995
Director

Dr. Norman Hackerman, Director            $32,997              $ 0                 (2)              $54,527

Dr. John Wm. Lancaster, Director          $32,982              $ 0                 (2)              $54,490

Ben H. Love, Director                     $33,257              $ 0                 (2)              $54,895

Dr. John E. Maupin, Jr., Director         $31,691              $ 0                 (2)              $51,070

Dr. F. Robert Paulsen, Director (4)       $31,491              $ 0                 (2)              $50,670



----------
(1)   Includes all investment companies managed by VALIC.
(2) All current directors would earn ten or more years of service as of their normal retirement date. Complete years of service earned as of May 31, 2001, are as follows: Messrs. Hackerman, Lancaster, Love, and Paulsen - 10 or greater; Dr. Craven and Messrs. Ebner, Gonzales and Maupin - approximately 3 years.
(3) Dr. Ebner and Mr. Gonzalez have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2001, the current value of the deferred compensation is $2,232 and $1,494 for Dr. Ebner and Mr. Gonzalez, respectively.
(4)   Mr. Paulsen resigned as a Director effective December 31, 2001


Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT
                   5 YEARS                                            10 OR MORE
                  AND UNDER   6 YEARS   7 YEARS   8 YEARS   9 YEARS     YEARS
COMPENSATION AT
  RETIREMENT
    $20,000        $10,000    $12,000   $14,000   $16,000   $18,000    $20,000
    $30,000        $15,000    $18,000   $21,000   $24,000   $27,000    $30,000
    $40,000        $20,000    $24,000   $28,000   $32,000   $36,000    $40,000
    $50,000        $25,000    $30,000   $35,000   $40,000   $45,000    $50,000
    $60,000        $30,000    $36,000   $42,000   $48,000   $54,000    $60,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                 VALIC COMPANY I

                            PART C. OTHER INFORMATION


ITEM 23. EXHIBITS

a.     (1)               Articles of Incorporation. (7)
       (2)               Articles Supplementary to the Articles of
                         Incorporation, effective April 10, 1990. (7)
       (3)               Articles Supplementary to the Articles of
                         Incorporation, effective September 28, 1990. (7)
       (4)               Amendment One to the Articles of Incorporation,
                         effective October 1, 1991. (7)
       (5)               Amendment Two to the Articles of Incorporation,
                         effective May 1, 1992. (7)
       (6)               Articles Supplementary to the Articles of
                         Incorporation, effective May 1, 1992. (7)
       (7)               Articles Supplementary to the Articles of
                         Incorporation, effective January 20, 1994. (7)
       (8)               Articles Supplementary to the Articles of
                         Incorporation, effective February 4, 1994. (7)
       (9)               Articles Supplementary to the Articles of
                         Incorporation, effective February 4, 1994. (7)
       (10)              Articles Supplementary to the Articles of
                         Incorporation, effective May 1, 1995. (7)
       (11)              Articles of Amendment to the Articles of
                         Incorporation, effective October 1, 1997. (6)
       (12)              Restated Articles of Incorporation, effective
                         December 31, 2001. (10)
                         Articles of Amendment to the Articles of
       (13)              Incorporation, effective December 31, 2001.  Filed
                         herewith.

b.                       By-Laws as amended and restated October 29, 1991 (7)

c.                       Not Applicable

d.     (1)               Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and American
                         General Investment Management, L.P. dated August 29,
                         2001.  (8)
       (2)               Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and American
                         Century Investment Management, Inc. dated August 29,
                         2001.  (8)
       (3)               Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and Founders
                         Asset Management LLC dated August 29, 2001.  (8)
       (4)               Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and Putnam
                         Investment Management, Inc. dated August 29, 2001. (8)
       (5)               Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and T. Rowe
                         Price Associates, Inc. (Founders/T. Rowe Small Cap
                         Fund) dated August 29, 2001. (8)
       (6)               Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and
                         Wellington Management Company LLP dated August 29,
                         2001.  (8)

       (7)               Investment Advisory Agreement between The Variable
                         Annuity Life Insurance Company and North American
                         Funds Variable Product Series I, dated August 29,
                         2001.  (8)
       (8)               Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and WM
                         Advisors, Inc., dated January 1, 2002. (10)
       (9)               Form of Amendment No. 1 to Investment Sub-Advisory
                         Agreement between The Variable Annuity Life
                         Insurance Company and Putnam Investment Management,
                         LLC, dated January 1, 2002.  Filed herewith.
       (10)              Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and
                         SunAmerica Asset Management Corp., dated January 1,
                         2002.  Filed herewith.
       (11)              Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and AIG
                         Global Investment Corp., dated January 1, 2002.
                         Filed herewith.
       (12)              Investment Sub-Advisory Agreement between The
                         Variable Annuity Life Insurance Company and T. Rowe
                         Price Associates, Inc. (Science & Technology Fund)
                         dated August 29, 2001. (8)

e.                       Distribution Agreement between Registrant and The
                         Variable Annuity Marketing Company, dated August 29,
                         2001.  (8)

f.                       Not Applicable

g.     (1)   (a)         Custodian Contract between Registrant and State
                         Street Bank and Trust Company (7)
             (b)         Custodian Fee Schedule between Registrant and State
                         Street Bank and Trust Company (6)
             (c)         Amendment to Custodian Contract between Registrant
                         and State Street Bank and Trust Company (6)
             (d)         Custodian Fee Schedule between Registrant and State
                         Street Bank and Trust Company (6)
             (e)         Amendment to Custodian Contract dated October 18,
                         2000. (9)
       (2)               Securities Lending Authorization Agreement as
                         Amended between Registrant and State Street Bank and
                         Trust Company (7)
       (3)   (a)         Canada Sub-Custodial Agreement between State Street
                         Bank and Trust Company and Canada Trust Company (2)
             (b)         Sub-Custodial Agreements between State Street Bank
                         and Trust Company and: (1)
                   (i)   Den Danske Bank -- Copenhagen
                   (ii)  Sumitomo Trust and Banking Co., Ltd. -- Tokyo
                   (iii) State Street Bank and Trust Company -- London
             (c)         Additional Sub-Custodial Agreements between State
                         Street Bank and Trust Company and (3)
                   (i)   Westpac Banking Corporation -- Sydney
                   (ii)  GiroCredit Bank Aktiengesellschaft der Sparkassen --
                         Vienna
                   (iii) Generale Bank -- Brussels
                   (iv)  Canada Trustco Mortgage Company -- Toronto
                   (v)   Merita Bank Limited
                   (vi)  Banque Paribas -- Paris
                   (vii) Standard Chartered Bank -- Hong Kong
                  (viii) Bank of Ireland -- Dublin
                   (ix)  Standard Chartered Bank Malaysia Berhad
                   (x)   MeesPierson N.V. -- Amsterdam
                   (xi)  ANZ Banking Group (New Zealand) Limited -- Wellington
                   (xii) Christiania Bank of Kreditkasse -- Oslo
                  (xiii) The Development Bank of Singapore Ltd. -- Singapore
                   (xiv) Banco Santander, S.A. -- Madrid
                   (xv)  Skandinaviska Enskilda Banken -- Stockholm
                   (xvi) Union Bank of Switzerland -- Zurich

             (d)         Additional Sub-Custodial Agreement between State Street
                         Bank and Trust Company and Citibank, N.A., Mexico --
                         Mexico City (4)
             (e)         Additional Sub-Custodial Agreements between State
                         Street Bank and Trust Company and (5)
                   (i)   Dresdner Bank AG -- Frankfurt
                   (ii)  Banque Paribas -- Milan
                   (iii) The Fuji Bank, Limited -- Tokyo (iv) The Daiwa Bank,
                         Limited -- Tokyo
             (f)         Additional Sub-Custodial Agreement between State
                         Street Bank and Trust Company and Banco Commercial
                         Portugues -- Lisbon (7)

h.     (1)               Transfer Agency and Service Agreement between
                         Registrant and The Variable Annuity Life Insurance
                         Company.  (8)
       (2)               Amended and Restated Accounting Services Agreement
                         between Registrant and The Variable Annuity Life
                         Insurance Company effective May 1, 2001. (8)

       (3) Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp. effective
                         October 1, 2001. (9)

i.                       Legal Opinion. (10)

j.                       Consent of Auditors. Not applicable.

k.                       Not Applicable

l.     (1)               Subscription Agreement between the Registrant and
                         The Variable Annuity Life Insurance Company
                         regarding the initial capitalization of Growth
                         Fund (7)
       (2)               Subscription Agreement between the Registrant and
                         The Variable Annuity Life Insurance Company
                         regarding the initial capitalization of Growth &
                         Income Fund (7)
       (3)               Subscription Agreement between the Registrant and
                         The Variable Annuity Life Insurance Company
                         regarding the initial capitalization of Science &
                         Technology Fund (7)

m.                       Not Applicable

n.                       Not Applicable

o.                       Reserved

p.     (1)               Code of Ethics - American General Investment
                         Management, L.P/The Variable Annuity Life Insurance
                         Company.  (8)
       (2)               Code of Ethics - American Century Investment
                         Management, Inc.  (8)
       (3)               Code of Ethics - Founders Asset Management LLC.  (8)
       (4)               Code of Ethics - Putnam Investment Management, Inc. (8)
       (5)               Code of Ethics - T Rowe Price Associates, Inc.  (8)
       (6)               Code of Ethics - Wellington Management Company LLP. (8)
       (7)               Code of Ethics - WM Advisors, Inc. (10)
       (8)               Code of Ethics - SunAmerica Asset Management Corp.
                         Filed herewith.
       (9)               Code of Ethics - AIG Global Investment Corp. Filed
                         herewith.

q.     (1)               Powers of Attorney for Dr. Judith L. Craven, Dr.
                         Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr.,
                         Dr. Norman Hackerman, Dr. John W. Lancaster, Ben H.
                         Love, Dr. John E. Maupin, Jr., and Dr. F. Robert
                         Paulsen. (8)
       (2)               Powers of Attorney for Messrs. Robert P. Condon,
                         William F. Devin, Peter A. Harbeck and Kenneth J.
                         Lavery.  Filed herewith.

Footnotes:
---------

1. Incorporated by reference to the Registrant's Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No.
0000950129-96-002176).

6. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No.
0000950129-98-004009).

8. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

9. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

10. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

Registrant's Restated Articles of Incorporation, Item 23. a. (12.) of this Registration Statement, provide, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant has purchased and maintains liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers

Professional Liability Insurance Policy with ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402, providing Registrant with $10 million in directors and officers liability coverage. Registrant also maintains a $6.05 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. Registrant maintains joint coverage with its affiliated investment companies, and for the liability coverage, with the Adviser and its affiliated companies. The premium and the coverage are allocated based on a method approved by the disinterested Fund directors.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The principal business address of VALIC, SunAmerica, Inc., American General Annuity Insurance Company ("AGAIC") and American General Corporation ("AG Corporation") is 2929 Allen Parkway, Houston, Texas, 77019.

NAME                     TITLE
----                     -----
John A. Graf             Chairman, Director and Chief Executive Officer - VALIC & AGAIC; Senior Vice Chairman, Asset
                         Accumulation - AG Corporation
Bruce R. Abrams          Director - VALIC; President - AGAIC
Robert P. Condon         Director and President - VALIC
M. Kathleen Adamson      Director - VALIC; Executive Vice President, Operations Administration - VALIC & AGAIC
Michael J. Akers         Director - VALIC; Senior Vice President and Chief Actuary - VALIC & AGAIC
Rebecca G. Campbell      Director - VALIC; Senior Vice President, Human Resources - VALIC & AGAIC
Mary L. Cavanaugh        Director, Executive Vice President, General Counsel and Secretary - VALIC & AGAIC; Deputy General
                         Counsel and Assistant Secretary - AG Corporation
David W. Entrekin        Director, Executive Vice President and Chief Financial Officer - VALIC & AGAIC; Executive Vice
                         President, Strategic Development - AG Corporation
Lillian Caliman          Senior Vice President, Information Technology - VALIC & AGAIC
Randall W. Epright       Executive Vice President and Chief Information Officer - VALIC & AGAIC
John V. LaGrasse         Executive Vice President, Technology - VALIC & AGAIC; Executive Vice President and Chief Technology
                         Officer - AG Corporation
Jennifer D. Cobbs        Executive Vice President, Marketing - VALIC
Richard L. Bailey        Senior Vice President, Planning and Expense Management - VALIC & AGAIC
Jeff Carlson             Senior Vice President, Systems - VALIC
Kenneth E. Coffey        Senior Vice President and National Marketing Director - VALIC
David H. denBoer         Senior Vice President and Chief Compliance Officer - VALIC & AGAIC
Sharla A. Jackson        Senior Vice President, Customer Service (Amarillo) - VALIC & AGAIC
Stephen G. Kellison      Senior Vice President, Product Management - VALIC
Traci P. Langford        Senior Vice President, Institutional Marketing - VALIC
Richard J. Lindsay       Senior Vice President, Marketing - VALIC
Rosalia Nolan            Senior Vice President, Institutional Services - VALIC
Thomas G. Norwood        Senior Vice President, Broker/Dealer Operations - VALIC & AGAIC
Robert E. Steele         Senior Vice President, Specialty Products - VALIC & AGAIC
Mary C. Birmingham       Vice President, Group Plan Services and Annuity Compensation - VALIC
James D. Bonsall         Vice President, Financial Systems - VALIC
Gregory S. Broer         Vice President, Actuarial - VALIC & AGAIC
Richard A. Combs         Vice President, Actuarial - VALIC & AGAIC
Neil J. Davidson         Vice President, Actuarial - VALIC & AGAIC
Jill A. Etta             Vice President, Variable Annuity Sales - VALIC & AGAIC
Terry B. Festervand      Vice President and Treasurer - VALIC & AGAIC
Daniel Fritz             Vice President, Actuarial - VALIC & AGAIC
Michael D. Gifford       Vice President, Case Development - VALIC
Joseph P. Girgenti       Vice President, Sales Support - VALIC
Joan M. Keller           Vice President, Client Service Processing - VALIC
Calvin King              Vice President, North Houston Customer Care Center - VALIC
Jerry L. Livers          Vice President, PPGA Sales - VALIC & AGAIC
Edward P. Millay         Vice President and Controller - VALIC & AGAIC

NAME                     TITLE
----                     -----
Cindy Moore              Vice President, Budget and Expense Management - VALIC & AGAIC
Rembert R. Owen, Jr.     Vice President and Assistant Secretary - VALIC & AGAIC
Michele Hansen Powers    Vice President, Implementation - VALIC
Keith Schlosser          Vice President, Sales Executive Administration - VALIC
Richard W. Scott         Vice President and Chief Investment Officer - VALIC & AGAIC
Gary N. See              Vice President, Group Actuarial - VALIC & AGAIC
Nancy K. Shumbera        Vice President, Business Solutions Development - VALIC & AGAIC
Brenda Simmons           Vice President, Client Contribution Services - VALIC
Paula F. Snyder          Vice President, AGRS Marketing Communications - VALIC & AGAIC
James P. Steele          Vice President, Specialty Products - VALIC & AGAIC
Kenneth R. Story         Vice President, Information Technology - AGAIC
Krien Verberkmoes        Vice President, Sales Compliance - VALIC & AGAIC
William A. Wilson        Vice President, Government Affairs - VALIC & AGAIC
William Fish             Investment Officer - VALIC & AGAIC
Roger E. Hahn            Investment Officer - VALIC & AGAIC
Gordon S. Massie         Investment Officer - VALIC & AGAIC
Richard Mercante         Investment Officer - VALIC & AGAIC
Alan Nussenblatt         Investment Officer -VALIC & AGAIC
Jim Ramsey               Investment Officer - VALIC & AGAIC
Scott Richland           Investment Officer - VALIC & AGAIC
Sam Tillinghast          Investment Officer - VALIC & AGAIC
Craig R. Mitchell        Investment Officer - VALIC & AGAIC
W. Lary Mask             Real Estate Investment Officer and Assistant Secretary - VALIC & AGAIC; Vice President, Real Estate
                         Management - AG Corporation
D. Lynne Walters         Tax Officer - VALIC & AGAIC; Senior Vice President, Taxes - AG Corporation
Kurt Bernlohr            Assistant Secretary - VALIC & AGAIC
Tracey E. Harris         Assistant Secretary - VALIC & AGAIC
Christine W. McGinnis    Assistant Secretary - VALIC & AGAIC
Connie E. Pritchett      Assistant Secretary - VALIC & AGAIC
Frederick J. Sdao        Assistant Secretary - VALIC & AGAIC
Daniel R. Cricks         Assistant Tax Officer - VALIC & AGAIC
Bonnie Finley            Assistant Treasurer - VALIC & AGAIC
Paul Hoepfl              Assistant Treasurer - VALIC & AGAIC
Louis McNeal             Assistant Treasurer - VALIC & AGAIC
Kristy L. McWilliams     Assistant Treasurer - VALIC & AGAIC
William H. Murray        Assistant Treasurer - VALIC & AGAIC
Linda Pinney             Assistant Treasurer - VALIC & AGAIC
Tara S. Rock             Assistant Treasurer - VALIC & AGAIC
Carolyn Roller           Assistant Treasurer - VALIC & AGAIC
Diana Smirl              Assistant Treasurer - VALIC & AGAIC
Marylyn S. Zlotnick      Assistant Controller - VALIC & AGAIC
Robert A. Demchak        Administrative Officer - VALIC & AGAIC
Robin F. Farris          Administrative Officer - VALIC
Ted D. Hennis            Administrative Officer - VALIC & AGAIC
William R. Keller, Jr    Administrative Officer - VALIC
Fred M. Lowery           Administrative Officer - VALIC
Michael E. Mead          Administrative Officer - VALIC & AGAIC
Kathryn T. Smith         Administrative Officer - VALIC

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT SUB-ADVISERS:

AIG Global Investment Corp.
175 Water Street
New York, New York 10038

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Founders Asset Management LLC
2930 East Third Avenue
Denver, Colorado 80206

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

SunAmerica Asset Management Corp.
722 Third Avenue
New York, New York 10017-3204

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

WM Advisors, Inc.
1201 Third Street
Seattle, Washington 98101

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

ITEM 29. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 30. UNDERTAKINGS

Not applicable.

signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas, on the 8th day of March, 2002.

VALIC Company I

By /s/ NORI L. GABERT
   --------------------------------------------
   Nori L. Gabert, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                      Title                         Date
---------------------          --------                      -------------

       *
---------------------
Robert P. Condon               Director                      March 8, 2002

       *
---------------------
Judith Craven                  Director                      March 8, 2002

       *
---------------------
William F. Devin               Director                      March 8, 2002

       *
---------------------
Timothy J. Ebner               Director                      March 8, 2002

       *
---------------------
Gustavo E. Gonzales, Jr.       Director                      March 8, 2002

       *
---------------------
Norman Hackerman               Director                      March 8, 2002

       *
---------------------
Peter A. Harbeck               Director                      March 8, 2002

       *
---------------------
John Wm. Lancaster             Director                      March 8, 2002

       *
---------------------
Kenneth J. Lavery              Director                      March 8, 2002

       *
---------------------
Ben H. Love                    Director                      March 8, 2002

       *
---------------------
John E. Maupin, Jr.            Director                      March 8, 2002


* By: /s/ NORI L. GABERT
  ----------------------
  Nori L. Gabert
  Attorney-in-Fact

                                  EXHIBIT INDEX

ITEM 23

a.    (13)  Articles of Amendment to the Articles of Incorporation

d.    (9)   Form of Amendment No. 1 to Investment Sub-Advisory Agreement between
            The Variable Annuity Life Insurance Company and Putnam Investment
            Management, LLC, dated January 1, 2002.

     (10) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp., dated January 1, 2002.

     (11) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and AIG Global Investment Corp., dated January 1, 2002.

p.    (8)   Code of Ethics - SunAmerica Asset Management Corp.

      (9)   Code of Ethics - AIG Global Investment Corp.

q.    (2)   Powers of Attorney for Messrs. Robert P. Condon, William F. Devin,
            Peter A. Harbeck and Kenneth J. Lavery.